PAGE 1
                    SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

            T. ROWE PRICE SHORT-TERM BOND FUND, INC.
_________________________________________________________________
        (Name of Registrant as Specified in its Charter)

            T. ROWE PRICE SHORT-TERM BOND FUND, INC.
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
       applies:
       _________________________________________________________
    2) Aggregate number of securities to which transaction
       applies:
       _________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
       _________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous

PAGE 2
filing by registration statement number, or the form or schedule and the date of its filing,
    1) Amount previously paid:
       _________________________________________________________
    2) Form, schedule, or Registration Statement no.:
       _________________________________________________________
    3) Filing party:
       _________________________________________________________
    4) Date filed:
       _________________________________________________________


PAGE 3

Proxy for the T. Rowe Price Short-Term Bond Fund, Inc., should be inserted here.


PAGE 1
T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

    All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of investment policies.

    The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must ask shareholders to elect directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.

    Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs.

    In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that each fund has a

PAGE 2
separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

    Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                               Sincerely,


                               James S. Riepe
                               Director, Mutual Funds Division

                                           CUSIP#77954D105/fund#069
                                           CUSIP#741841105/fund#057
                                           CUSIP#779570100/fund#043
                                           CUSIP#779573104/fund#044
                                           CUSIP#77957P105/fund#055


PAGE 3
     T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
                T. ROWE PRICE HIGH YIELD FUND, INC.
                T. ROWE PRICE NEW INCOME FUND, INC.
              T. ROWE PRICE PRIME RESERVE FUND, INC.
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                 Notice of Meeting of Shareholders

                           June 8, 1994

     The Annual Meeting of Shareholders of the T. Rowe Price Adjustable Rate U.S. Government Fund, Inc. ("Adjustable Rate Fund"), T. Rowe Price High Yield Fund, Inc. ("High Yield Fund"),
T. Rowe Price New Income Fund, Inc. ("New Income Fund"), T. Rowe Price Prime Reserve Fund, Inc. ("Prime Reserve Fund") and T. Rowe Price Short-Term Bond Fund, Inc. ("Short-Term Bond Fund") (each a "Fund" and collectively the "Funds"), each a Maryland corporation, will be held jointly on Wednesday, June 8, 1994, at 10:30 o'clock a.m., Eastern time, at the offices of the Funds, 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be acted upon at that time:

     1. For the shareholders of each Fund: To elect directors for the Fund in which you invest to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

     2.  For the shareholders of each Fund:

         A. To amend each Fund's fundamental policies to increase its ability to engage in borrowing transactions;

         B. To amend each Fund's fundamental policies to increase its ability to engage in lending transactions;

         C. To change from a fundamental to an operating policy each Fund's policy on purchasing securities on margin;

         D. To amend each Fund's fundamental policies concerning real estate;

         E. To amend each Fund's fundamental policies on the issuance of senior securities;

PAGE 4

         F. To amend each Fund's fundamental policies on industry concentration;

         For the shareholders of the High Yield, New Income,
         Prime Reserve and Short-Term Bond Funds:

         G. To change from a fundamental to an operating policy each Fund's policy on pledging assets;

         For the shareholders of the Adjustable Rate, High
         Yield, New Income and Short-Term Bond Funds:

         H. To amend each Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;

         For the shareholders of the Adjustable Rate, High
         Yield, Prime Reserve and Short-Term Bond Funds:

         I. To change from a fundamental to an operating policy each Fund's policy on investing in equity securities;

         For the shareholders of the New Income Fund:

         J. To change from a fundamental to an operating policy the Fund's policy on short sales;

         For the shareholders of the High Yield and Prime
         Reserve Funds:

         K. To amend each Fund's fundamental policies to increase the percentage of Fund assets which may be invested in the securities of any single issuer;

         L. To amend each Fund's fundamental policies to permit the Fund to purchase more than 10% of an issuer's voting securities;

         M. To change from a fundamental to an operating policy each Fund's policy on control of portfolio companies;

         N. To change from a fundamental to an operating policy each Fund's policy on investing in other investment companies;

PAGE 5
         O. To change from a fundamental to an operating policy each Fund's policy on investing in oil and gas programs;

         P. To change from a fundamental to an operating policy each Fund's policy on investing in options;

         Q. To change from a fundamental to an operating policy each Fund's policy on ownership of portfolio securities by officers and directors;

         R. To change from a fundamental to an operating policy each Fund's policy on purchasing illiquid securities;

         S. To change from a fundamental to an operating policy each Fund's policy on unseasoned issuers;

     3. For the shareholders of each Fund: To ratify or reject the selection of the firms of Coopers & Lybrand as the independent accountants for the Adjustable Rate Fund and Price Waterhouse as the independent accountants for the High Yield, New Income, Prime Reserve and Short-Term Bond Funds for the three-month fiscal year ended May 31, 1994 and for fiscal year 1995;

     4.  For the shareholders of the New Income and Prime
         Reserve Funds:  To amend each Fund's Articles of
         Incorporation to delete the policy on pricing securities; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                     LENORA V. HORNUNG
                                     Secretary
April 22, 1994
100 East Pratt Street
Baltimore, Maryland 21202


PAGE 6
_________________________________________________________________
                      YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________


                                           CUSIP#77954D105/fund#069
                                           CUSIP#741841105/fund#057
                                           CUSIP#779570100/fund#043
                                           CUSIP#779573104/fund#044
                                           CUSIP#77957P105/fund#055


PAGE 7
     T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
                T. ROWE PRICE HIGH YIELD FUND, INC.
                T. ROWE PRICE NEW INCOME FUND, INC.
              T. ROWE PRICE PRIME RESERVE FUND, INC.
             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

               Meeting of Shareholders--June 8, 1994

                          PROXY STATEMENT

      This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price Adjustable Rate U.S. Government Fund, Inc. ("Adjustable Rate Fund"), T. Rowe Price High Yield Fund, Inc. ("High Yield Fund"), T. Rowe Price New Income Fund, Inc. ("New Income Fund"), T. Rowe Price Prime Reserve Fund, Inc. ("Prime Reserve Fund") and T. Rowe Price Short-Term Bond Fund, Inc. ("Short-Term Bond Fund") (each a "Fund" and collectively the "Funds"), each a Maryland corporation, for use at the Annual Meeting of Shareholders of each Fund to be held jointly on June 8, 1994, and at any adjournments thereof.

      Shareholders may vote only on matters which concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

      In order to hold the meeting, a majority of each Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment


PAGE 8
and additional solicitation is reasonable and in the interests of each Fund's shareholders. The shareholders of each Fund vote separately with respect to each Proposal.

      The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

      Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

      VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING BY EACH FUND IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR EACH FUND. A MAJORITY OF THE SHARES OF EACH FUND PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 3 FOR EACH FUND. APPROVAL OF PROPOSAL 4 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF EACH OF THE NEW INCOME AND PRIME RESERVE FUNDS' OUTSTANDING SHARES. APPROVAL OF ALL REMAINING PROPOSALS OF EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

      If the proposed amendments to each Fund's fundamental investment policies are approved, they will become effective on or about July 1, 1994. If a proposed amendment to a Fund's

PAGE 9
fundamental investment policies is not approved, that policy will remain unchanged. If the proposed amendment to the Articles of Incorporation of the New Income and Prime Reserve Funds is approved, it will become effective on or about July 1, 1994. If the proposed amendment to each Fund's Articles of Incorporation is not approved, the Articles will remain unchanged.

      Each Fund will pay a portion of the costs of the meeting, including the solicitation of proxies, allocated on the basis of the number of shareholder accounts of each Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of each Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.

      The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of each Fund is April 22, 1994.


1.    ELECTION OF DIRECTORS

      The following table sets forth information concerning each of the nominees for director indicating the particular Board(s) on which the nominee has been asked to serve. Each nominee has agreed to hold office until the next annual meeting (if any) or his/her successor is duly elected and qualified. With the exception of Ms. Whittemore and Messrs. Black and Burnett, each of the nominees is a member of the present Board of Directors of the Fund and has served in that capacity since originally elected. Messrs. Black and Burnett were elected directors of each Fund by its Board of Directors on April 23, 1993 and January 19, 1993, respectively. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among these nominees.

      The membership of the five Boards will not be identical following election at the meeting. Specifically, certain

PAGE 10
individuals who are interested persons of T. Rowe Price are being elected to only one of the Funds. Shareholders are being asked to elect the Board of Directors of their respective Fund only.
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
Robert P. Black   Retired: formerly            Adjustable  3,223
10 Dahlgren Road  President, Federal           Rate Fund: --
Richmond, VA      Reserve Bank of Richmond;    High Yield
23233             Director/Trustee of all      Fund: --
12/21/27          other T. Rowe Price          New Income
0Adjustable Rate  taxable income Funds         Fund: --
Fund: Director                                 Prime
since 1993                                     Reserve
0High Yield                                    Fund: --
Fund: Director                                 Short-Term
since 1993                                     Bond Fund: --
0New Income
Fund: Director
since 1993
0Prime Reserve
Fund: Director
since 1993
0Short-Term Bond
Fund: Director
since 1993

Calvin W.         President, Coppin State      Adjustable
Burnett, PH.D.    College; Director,           Rate Fund:
2500 West North   Maryland Chamber of          High Yield
Avenue            Commerce and Provident       Fund:
Baltimore, MD     Bank of Maryland;            New Income
21216             President, Baltimore         Fund:
3/16/32           Area Council Boy Scouts      Prime
0Adjustable Rate  of America; Vice President,  Reserve
Fund: Director    Board of Directors, The      Fund:
since 1993        Walters Art Gallery, and     Short-Term
0High Yield       a Director/Trustee of the    Bond Fund:


PAGE 11
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
Fund: Director    11 other Price Income
since 1993        Funds/Trusts
0New Income
Fund: Director
since 1993
0Prime Reserve
Fund: Director
since 1993
0Short-Term Bond
Fund: Director
since 1993

*George J.        President, Managing          Adjustable
Collins           Director and Chief           Rate Fund:
100 East Pratt    Executive Officer, T. Rowe   High Yield
Street            Price Associates, Inc.;      Fund:
Baltimore, MD     Director, Rowe Price-        New Income
21202             Fleming International,       Fund:
7/31/40           Inc., T. Rowe Price Trust    Prime
0Adjustable Rate  Company, and T. Rowe Price   Reserve
Fund: Chairman    Retirement Plan Services,    Fund:
of the Board and  Inc.; Chairman of the Board  Short-Term
member of         of nine other T. Rowe        Bond Fund:
Executive         Price Funds/Trusts;
Committee since   President and Director of
1991              the following T. Rowe Price
0High Yield       Funds: Summit and U.S.
Fund: Chairman    Treasury; Director of the
of the Board and  following T. Rowe Price
member of         Funds: New Era and Tax-Free
Executive         Insured Intermediate; Vice
Committee since   President, T. Rowe Price
1985              Spectrum Fund, Inc.
0New Income
Fund: Chairman

PAGE 12
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
of the Board and
member of
Executive
Committee since
1978
0Prime Reserve
Fund: Vice
President and
member of
Executive
Committee since
1975
0Short-Term Bond
Fund: Chairman
of the Board and
member of
Executive
Committee since
1983

Anthony W.        Director, President and      Adjustable 25,179
Deering           Chief Operating Officer,     Rate Fund: --
10275 Little      The Rouse Company, real      High Yield
Patuxent Parkway  estate developers,           Fund: 208
Columbia, MD      Columbia, Maryland;          New Income
21044             Advisory Director,           Fund: 167
1/28/45           Kleinwort, Benson (North     Prime
0Adjustable       America) Corporation, a      Reserve
Rate Fund:        registered broker-dealer,    Fund: 64,341
Director since    and a Director/Trustee of    Short-Term
1991              the 11 other Price Income    Bond Fund: 251
0High Yield       Funds/Trusts, Institutional
Fund: Director    International Funds, Inc.
since 1985        and T. Rowe Price


PAGE 13
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
0New Income       International Funds, Inc.
Fund: Director
since 1980
0Prime Reserve
Fund: Director
since 1979
0Short-Term Bond
Fund: Director
since 1983

*Carter O.        Managing Director, T. Rowe   New Income
Hoffman           Price Associates, Inc.;      Fund:
100 East Pratt    Director, T. Rowe Price      Prime
Street            New Era Fund, Inc.; Vice     Reserve
Baltimore, MD     President, T. Rowe Price     Fund:
21202             Growth Stock Fund, Inc.
9/3/27
0New Income
Fund: Vice
President and
member of
Executive
Committee
since 1973
0Prime Reserve
Fund: Chairman
of the Board
and member of
Executive
Committee
since 1975


PAGE 14
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
F. Pierce         President, F. Pierce         Adjustable 22,328
Linaweaver        Linaweaver & Associates,     Rate Fund: --
The Legg Mason    Inc.; formerly (1987-1991)   High Yield
Tower             Executive Vice President,    Fund: 10,427
Suite 2700        EA Engineering, Science,     New Income
111 South         and Technology, Inc. and     Fund: --
Calvert Street    (1987-1990) President, EA    Prime
Baltimore, MD     Engineering, Inc.;           Reserve
21202             Director/Trustee of the      Fund: 23,519
8/22/34           11 other Price Income        Short-Term
0Adjustable Rate  Funds/Trusts                 Bond Fund: --
Fund: Director
since 1991
0High Yield
Fund: Director
since 1985
0New Income
Fund: Director
since 1983
0Prime Reserve
Fund: Director
since 1980
0Short-Term Bond
Fund: Director
since 1983

*James S. Riepe   Managing Director, T. Rowe   Adjustable
100 East Pratt    Price Associates, Inc.;      Rate Fund:
Street            President and Director,      High Yield
Baltimore, MD     T. Rowe Price Investment     Fund:
21202             Services, Inc.; Chairman of  New Income
6/25/43           the Board, T. Rowe Price     Fund:
0Adjustable       Services, Inc., T. Rowe      Prime
Rate Fund: Vice   Price Trust Company, T.      Reserve
President and     Rowe Price Retirement Plan   Fund:


PAGE 15
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
member of         Services, Inc., and four     Short-Term
Executive         T. Rowe Price Funds; Vice    Bond Fund:
Committee since   President and Director/
1991              Trustee of 20 other
0High Yield       T. Rowe Price Funds/Trusts;
Fund: Vice        Vice President of the
President and     following T. Rowe Price
member of         Funds/Trusts: New America
Executive         Growth, New Era, Institutional
Committee since   International and International;
1985              Director, T. Rowe Price
0New Income       Tax-Free Insured Intermediate
Fund: Vice        Bond Fund, Inc. and Rhone-
President and     Poulenc Rorer, Inc.
member of
Executive
Committee since
1983
0Prime Reserve
Fund: Vice
President since
1982
0Short-Term Bond
Fund: Vice
President and
member of
Executive
Committee since
1983


PAGE 16
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
John G.           President, Schreiber         Adjustable
Schreiber         Investments, a real estate   Rate Fund:
1115 East         investment company;          High Yield
Illinois Road     Director and formerly        Fund:
Lake Forest, IL   (1/80-12/90) Executive       New Income
60045             Vice President, JMB          Fund:
10/21/46          Realty Corporation, a        Prime
0Adjustable       national real estate         Reserve
Rate Fund:        investment manager and       Fund:
Director          developer; Director/Trustee  Short-Term
since 1992        of the 11 other Price        Bond Fund:
0High Yield       Income Funds/Trusts
Fund: Director
since 1992
0New Income
Fund: Director
since 1992
0Prime Reserve
Fund: Director
since 1992
0Short-Term
Bond Fund:
Director since
1992

*Charles P.       Managing Director; T. Rowe   New Income
Smith             Price Associates, Inc.;      Fund:
100 East Pratt    Vice President, Rowe Price-
Street            Fleming International, Inc.;
Baltimore, MD     Executive Vice President and
21202             Director, T. Rowe Price U.S.
12/4/43           Treasury Funds, Inc.; Vice
0New Income       President of six other T. Rowe
Fund: President   Price taxable income
and member of     Funds/Trusts


PAGE 17
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
Executive
Committee
since 1988

*Richard S.       Managing Director, T. Rowe   High Yield
Swingle           Price Associates, Inc.       Fund:
100 East Pratt
Street
Baltimore, MD
21202
1/23/45
0High Yield
Fund: President
and member of
Executive
Committee
since 1987

*Peter Van Dyke   Managing Director, T. Rowe   Adjustable
100 East Pratt    Price Associates, Inc.;      Rate Fund:
Street            Vice President, Rowe Price-
Baltimore, MD     Fleming International, Inc.
21202             and T. Rowe Price Trust
11/29/38          Company; Executive Vice
0Adjustable       President and Director,
Rate Fund:        T. Rowe Price U.S. Treasury
President and     Funds, Inc.; President,
member of         T. Rowe Price GNMA Fund and
Executive         T. Rowe Price Spectrum Fund,
Committee         Inc.; Executive Vice President,
since 1991        T. Rowe Price Summit Funds,
                  Inc.; Vice President of the


PAGE 18
_________________________________________________________________
                                                Fund     All Other
                                               Shares      Price
                                            Beneficially   Funds'
                                               Owned,     Shares
 Name, Address,                               Directly Beneficially
  Date of Birth                                  or        Owned
 of Nominee and                              Indirectly, Directly
  Position with        Principal                as of      as of
      Fund          Occupations(1)           2/28/94(2)   2/28/94
_________________________________________________________________
                  following T. Rowe Price
                  Funds: Balanced,
                  International and New
                  Income

Anne Marie        Partner, law firm of         Adjustable
Whittemore        McGuire, Woods, Battle &     Rate Fund: --
One James Center  Boothe, formerly, Chairman   High Yield
901 East Cary     and Director, Federal        Fund: --
Street            Reserve Bank of Richmond;    New Income
Richmond, VA      Director, Owens & Minor,     Fund: --
23219-4030        Inc., USF&G Corporation,     Prime
3/19/46           Old Dominion University,     Reserve
0Adjustable       and nominated to the Board   Fund: --
Rate Fund:        of James River Corporation;  Short-Term
Initial election  Member, Richmond Bar         Bond Fund: --
0High Yield       Association and American
Fund: Initial     Bar Association
election
0New Income
Fund: Initial
election
0Prime Reserve
Fund: Initial
election
0Short-Term Bond
Fund: Initial
election


*Nominees considered "interested persons" of T. Rowe Price.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.


PAGE 19
(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Collins, Riepe and Van Dyke in _____ shares of the Adjustable Rate Fund, Messrs. Collins, Riepe and Swingle in _______ shares of the High Yield Fund, Messrs. Collins, Hoffman, Riepe and Smith in _____ shares of the New Income Fund, Messrs. Collins, Hoffman and Riepe in _____ shares of the Prime Reserve Fund and Messrs. Collins and Riepe in shares of the Short-Term Bond Fund which are owned by a wholly-owned subsidiary of the Funds' investment manager, T. Rowe Price. The amount shown also reflects the aggregate interests of these individuals in _______, _______, _______, _________,
      _______ and _______ shares of the Adjustable Rate, High Yield, New Income, Prime Reserve and Short-Term Bond Funds, respectively, owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

      John Sagan a director of the Adjustable Rate Fund since 1991 and the High Yield, New Income, Prime Reserve and Short-Term Bond Funds since 1986 will not be standing for reelection. As of February 28, 1994, Mr. Sagan beneficially owned, directly or indirectly, 12,000, 5,050 and 6,596 shares of the High Yield, New Income and Short-Term Bond Funds, respectively.

      Mr. Charles W. Shaeffer, a director of the New Income and Prime Reserve Funds from 1973-1979 and 1975-1979, respectively, and Mr. W. Ernest Issel, a director of the New Income Fund from 1968-1983, have been named by each Fund's Board of Directors as director emeritus. The position of director emeritus is honorary only and does not confer any responsibility or voting authority. Mr. Shaeffer was formerly Chairman of the Board (1966-75), President (1963-74), and Director (1947-76) of T. Rowe Price.

      The directors of each Fund who are officers or employees of
T. Rowe Price receive no remuneration from the Fund. For the fiscal year ended February 28, 1994, Messrs. Black, Burnett, Deering, Linaweaver, Sagan, and Schreiber, received from the Adjustable Rate, High Yield, New Income, Prime Reserve and Short-Term Bond Funds' directors' fees aggregating $11,000, $27,000, $27,000, $45,000 and $15,000, including expenses, respectively. The fee paid to each such director is calculated in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first T. Rowe Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth T. Rowe Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth T. Rowe Price

PAGE 20
Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional T. Rowe Price Funds/Trusts on which a director serves. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship, and/or employment with T. Rowe Price. Messrs. Black, Burnett, Deering, Linaweaver, Sagan, and Schreiber are the current independent directors of each Fund.

      The T. Rowe Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Mr. Deering, a director of each Fund, is a member of the Committee. The other members are Leo C. Bailey, Donald W. Dick, Jr., and Hubert D. Vos. These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit;
(4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the T. Rowe Price Funds' operations or the operations of parties dealing with the T. Rowe Price Funds, as circumstances indicate.

      The Board of Directors of each Fund has an Executive Committee which is authorized to assume all the powers of the Board to manage the Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

      The Board of Directors of each Fund has a Nominating Committee, which is comprised of all the T. Rowe Price Funds' independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.


PAGE 21
      Each Fund's Board of Directors held seven meetings during the last full fiscal year. With the exception of Mr. Hoffman, a director of the New Income and Prime Reserve Funds, and Mr. Swingle, a director of the High Yield Fund, each director standing for reelection attended 75% or more of the aggregate of
(i) the total number of meetings of the Board of Directors (held during the period for which he was a director), and (ii) the total number of meetings held by all committees of the Board on which he served.


2.    APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUNDS'
      FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Funds to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board of Directors has approved, and has authorized the submission to each Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to each Fund.

      The proposed amendments would (i) conform the fundamental policies of each Fund to ones which are expected to become standard for all T. Rowe Price Funds, (ii) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (iii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. The Board believes that standardized policies will assist the Funds and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Funds would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. Finally, the Directors also believe that
T. Rowe Price's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

      In the following discussion "the Fund" is intended to refer to each Fund.

PAGE 22
A.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
      TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

Adjustable Rate Fund

      Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from persons in addition to other T. Rowe Price Funds or banks to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of borrowing is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks or other Price Funds, as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into interest rate futures contracts as set forth in [its fundamental policy on futures] and reverse repurchase agreements;"

      As amended, the Fund's fundamental policy on borrowing would be as follows:


PAGE 23
      "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;"

      If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current limitation of 30%; (2) borrow from persons in addition to banks and other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("T. Rowe Price Funds"); and (3) enter into other investments consistent with the Fund's investment objective and program.

33 1/3% Limitation

      The increase in the amount of money which the Fund could borrow is primarily designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.


PAGE 24
Other Changes

      The other proposed changes in the Fund's fundamental policy--to allow the Fund to borrow from persons other than banks and other T. Rowe Price Funds to the extent consistent with applicable law and to engage in transactions other than reverse repurchase agreements which may involve a borrowing--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. Although not specifically referred to in the proposed new policy, the Fund would continue to be able to enter into interest rate (as well as other) futures contracts and options thereon. As noted above, the Fund will not use its increased flexibility to borrow to engage in transactions which could result in leveraging the Fund. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

      The Board of Directors recommends that shareholders vote
FOR the proposal.

High Yield Fund

      Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from other T. Rowe Price Funds or persons to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of borrowing is as follows:


PAGE 25
      "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into interest rate futures contracts as set forth in [its fundamental policy on futures]. The Fund will not purchase additional securities when money borrowed exceed 5% of total assets;"

      As amended, the Fund's fundamental policy on borrowing would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;"

      In addition, the Board of Directors intends to adopt the 5% limitation on purchasing additional securities when money borrowed exceeds 5% as an operating policy which may be changed by the Board of Directors without further shareholder approval.
The operating policy would be as follows:

      "[As a matter of operating policy, the Fund will not:]
      Purchase additional securities when money borrowed exceeds
      5% of the Fund's total assets;"

      If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as

PAGE 26
opposed to the current limitation of 15%; (2) borrow from other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("T. Rowe Price Funds") and other persons; and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.

33 1/3% Limitation

      The increase in the amount of money which the Fund could borrow is primarily designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Borrowing From Other Price Funds

      Current law prohibits the Fund from borrowing from other T. Rowe Price Funds. However, if the proposed amendments to the Fund's fundamental investment policy on borrowing are approved by shareholders, the Fund may apply to the Securities and Exchange Commission ("SEC") for an exemption from this prohibition. There is, of course, no assurance that the SEC would act favorably on such a request. If the SEC did grant such an order, the Fund could be allowed to borrow from other T. Rowe Price Funds. T. Rowe Price believes that the ability to engage in borrowing transactions with the participating T. Rowe Price Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes. Any existing T. Rowe Price Fund participating in the interfund lending program would only do so upon approval of its shareholders.

      As noted above, when the Fund is required to borrow money, it currently may do so only from banks. When the Fund borrows money from banks, it typically pays interest on those borrowings

PAGE 27
at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendment is approved (and an SEC exemptive order were granted), eligible T. Rowe Price Funds would be permitted to participate in an interfund lending program to allow various of the T. Rowe Price Funds, through a master loan agreement, to lend available cash to and borrow from other T. Rowe Price Funds. Each lending fund could lend available cash to another T. Rowe Price Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates.

      In determining to recommend the proposed amendment to shareholders for approval, T. Rowe Price and the Directors considered the possible risks to the Fund from participation in the interfund lending program. T. Rowe Price does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making a loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice. In these circumstances, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another T. Rowe Price Fund. The Directors consider that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

      In order to permit the Fund to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendment is approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise

PAGE 28
consistent with the investment objectives and limitations of each participating T. Rowe Price Fund. If exemptive relief from the SEC is not granted, the Fund, as previously noted, will not be able to engage in the interfund lending program even though shareholders have approved the proposal. As noted, no prediction can be made as to whether the SEC would grant such relief.

      Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing in this proposal. Shareholders are also being asked to vote separately on an amendment to the Fund's fundamental policy on lending (see page ___). If both amendments are adopted, the Fund, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower.
If only one of the two proposals is adopted, then the Fund's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

      The Directors believe the proposed amendment may benefit the Fund by facilitating its flexibility to explore cost-effective alternatives to satisfy its borrowing requirements and by borrowing money from other T. Rowe Price Funds.
Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other T. Rowe Price Funds.

Reverse Repurchase Agreements

      To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. In a repurchase agreement, the Fund would purchase securities from a bank or broker-dealer (Counterparty) with the agreement that the Counterparty would repurchase the securities at a later date. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the purchaser of, securities and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.


PAGE 29
Other Changes

      The other proposed changes in the Fund's fundamental policy--to allow the Fund to borrow from persons in addition to banks and other T. Rowe Price Funds to the extent consistent with applicable law--and to engage in transactions other than reverse repurchase agreements which may involve a borrowing--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. Although not specifically referred to in the proposed new policy, the Fund would continue to be able to enter into interest rate (as well as other) futures contracts and options thereon. As noted above, the Fund will not use its increased flexibility to borrow to engage in transactions which could result in leveraging the Fund. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

      The Board of Directors recommends that shareholders vote
FOR the proposal.

New Income and Short-Term Bond Funds

      Because the Fund may occasionally need to borrow money to meet substantial shareholder redemption or exchange requests when available cash is not sufficient to satisfy these needs, the Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from persons in addition to other T. Rowe Price Funds or banks to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of borrowing is as follows:

PAGE 30
      EACH FUND

      "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks or other Price Funds, as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into interest rate futures contracts as set forth in [its fundamental policy on futures];"

      As amended, the Fund's fundamental policy on borrowing would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;"

      If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current limitation of 30%; (2) borrow from persons in addition to banks and other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("T. Rowe Price Funds"); and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.


PAGE 31
33 1/3% Limitation

      The increase in the amount of money which the Fund could borrow is primarily designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Reverse Repurchase Agreements

      To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. In a repurchase agreement, the Fund would purchase securities from a bank or broker-dealer (Counterparty) with the agreement that the Counterparty would repurchase the securities at a later date. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the purchaser of, securities and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

      The other proposed changes in the Fund's fundamental policy--to allow the Fund to borrow from persons other than banks and other T. Rowe Price Funds to the extent consistent with applicable law and to engage in transactions other than reverse repurchase agreements which may, or may be deemed to, involve a borrowing--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. Although not specifically referred to in the proposed

PAGE 32
new policy, the Fund would continue to be able to enter into interest rate (as well as other) futures contracts and options thereon. As noted above, the Fund will not use its increased flexibility to borrow to engage in transactions which could result in leveraging the Fund. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

      The Board of Directors recommends that shareholders vote
FOR the proposal.

Prime Reserve Fund

      The Board of Directors has proposed amendments to the Fund's Fundamental Investment Policy on borrowing to conform such policy to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. Although the proposal would provide the Fund greater flexibility to engage in borrowing transactions, as a practical matter, the Fund does not expect the amendments will result in any changes to its investment program. The Fund has no current intention of engaging in any borrowing. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow larger amounts of money; (2) borrow from other T. Rowe Price Funds or persons to the extent permitted by applicable law; and (3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of borrowing is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities.

PAGE 33
      Interest paid on any such borrowings will reduce net investment income;"

      As amended, the Fund's fundamental policy on borrowing would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;"

      If approved, the primary effect of the proposals would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities (other than borrowings) as opposed to the current lesser limitations; (2) borrow from other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("T. Rowe Price Funds") and other persons; and (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program.

33 1/3% Limitation

      The increase in the amount of money which the Fund could borrow is primarily designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should

PAGE 34
permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Borrowing From Other Price Funds

      Current law prohibits the Fund from borrowing from other T. Rowe Price Funds. However, if the proposed amendments to the Fund's fundamental investment policy on borrowing are approved by shareholders, the Fund may apply to the Securities and Exchange Commission ("SEC") for an exemption from this prohibition. There is, of course, no assurance that the SEC would act favorably on such a request. If the SEC did grant such an order, the Fund could be allowed to borrow from other T. Rowe Price Funds. T. Rowe Price believes that the ability to engage in borrowing transactions with the participating T. Rowe Price Funds as part of a program, referred to as the "interfund lending program," may allow the Fund to obtain lower interest rates on money borrowed for temporary or emergency purposes. Any existing T. Rowe Price Fund participating in the interfund lending program would only do so upon approval of its shareholders.

      As noted above, when the Fund is required to borrow money, it currently may do so only from banks. When the Fund borrows money from banks, it typically pays interest on those borrowings at a rate that is higher than rates available contemporaneously from investments in repurchase agreements. If the proposed amendment is approved (and an SEC exemptive order were granted), eligible T. Rowe Price Funds would be permitted to participate in an interfund lending program to allow various of the T. Rowe Price Funds, through a master loan agreement, to lend available cash to and borrow from other T. Rowe Price Funds. Each lending fund could lend available cash to another T. Rowe Price Fund only when the interfund rate was higher than repurchase agreement rates or rates on other comparable short-term investments. Each borrowing fund could borrow through the interfund lending program only when the interfund loan rate was lower than available bank loan rates.

      In determining to recommend the proposed amendment to shareholders for approval, T. Rowe Price and the Directors considered the possible risks to the Fund from participation in the interfund lending program. T. Rowe Price does not view the difference in rates available on bank borrowings and repurchase agreements or other short-term investments as reflecting a material difference in the quality of the risk of the

PAGE 35
transactions, but rather as an indication of the ability of banks to earn a higher rate of interest on loans than they pay on repurchase agreements or other short-term investments. There is a risk that a lending fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the lending fund would not necessarily have received collateral for its loan, although it could require that collateral be provided as a condition for making a loan. A delay in obtaining prompt payment could cause a lending fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment. There is also a risk that a borrowing fund could have a loan recalled on one day's notice. In these circumstances, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another T. Rowe Price Fund. The Directors consider that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

      In order to permit the Fund to engage in interfund lending transactions, regulatory approval of the SEC is required because, among other reasons, the transactions may be considered to be among affiliated parties. If the proposed amendment is approved by shareholders, the proposed interfund lending program would be implemented only to the extent permitted by rule or by order of the SEC and to the extent that the transactions were otherwise consistent with the investment objectives and limitations of each participating T. Rowe Price Fund. If exemptive relief from the SEC is not granted, the Fund, as previously noted, will not be able to engage in the interfund lending program even though shareholders have approved the proposal. As noted, no prediction can be made as to whether the SEC would grant such relief.

      Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing in this proposal. Shareholders are also being asked to vote separately on an amendment to the Fund's fundamental policy on lending (see page ___). If both amendments are adopted, the Fund, subject to its investment objective and policies, will be able to participate in the interfund lending program as both a lender and a borrower.
If only one of the two proposals is adopted, then the Fund's participation in the interfund lending program will be confined to either lending or borrowing, depending on which amendment is approved.

      The Directors believe the proposed amendment may benefit the Fund by facilitating its flexibility to explore cost-

PAGE 36
effective alternatives to satisfy its borrowing requirements and by borrowing money from other T. Rowe Price Funds.
Implementation of interfund borrowing would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other T. Rowe Price Funds.

Reverse Repurchase Agreements

      To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. In a repurchase agreement, the Fund would purchase securities from a bank or broker-dealer (Counterparty) with the agreement that the Counterparty would repurchase the securities at a later date. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the purchaser of, securities and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

      The other proposed changes in the Fund's fundamental policy--to allow the Fund to borrow from persons in addition to banks and other T. Rowe Price Funds to the extent consistent with applicable law--and to engage in transactions other than reverse repurchase agreements which may, or may be deemed to, involve a borrowing--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. As noted above, the Fund will not use its increased flexibility to borrow to engage in transactions which could result in leveraging the Fund. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

      The Board of Directors recommends that shareholders vote
FOR the proposal.


B.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
      REGARDING THE MAKING OF LOANS

PAGE 37
Adjustable Rate, New Income and Short-Term Bond Funds

      The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to (i) increase the amount of its assets which may be subject to its lending policy and (ii) clarify that the Fund could purchase the entire or any portion of the debt of a borrower. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of making loans is as follows:

      EACH FUND

      "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities at private placement; (iii) lend portfolio securities; and
      (iv) participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets;"

      As amended, the Fund's fundamental policy on loans would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
      (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"


PAGE 38
33 1/3% Restriction

      The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all T. Rowe Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

Purchase of Debt

      The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitation on making loans. However, the policy could be interpreted as not providing a similar exception for the purchase of straight debt, e.g., a loan to a corporate loan held by a bank which might not be considered a debt security. The amended policy would clarify that the purchase of this kind of debt is permissible. Because the purchase of straight debt could be viewed as a loan by the Fund to the issuer of the debt, the Board of Directors has determined to clarify this matter by including the purchase of debt as an exception to the Fund's general prohibition against making loans. The purchase of debt might be subject to greater risks of illiquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all T. Rowe Price Funds. The Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Other Changes

      Finally, for purposes of this restriction, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. Because such transactions by the Fund could be viewed as a loan by the Fund to the maker of the note, the Board of Directors has determined to clarify this matter by including these transactions as an exception to the Fund's general prohibition against making loans.


PAGE 39
      The Board of Directors recommends that shareholders vote
FOR the proposal.

High Yield Fund

      The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase the amount of its assets which may be subject to its lending policy; (ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (the "T. Rowe Price Funds"); and (iii) make certain other clarifying changes. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of making loans is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly-distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities;"

      As amended, the Fund's fundamental policy on loans would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
      (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-

PAGE 40
      distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

      The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all T. Rowe Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

Interfund Lending Program

      The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other T. Rowe Price Funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page ____. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.

      The Directors believe that the interfund lending program:
(i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other T. Rowe Price Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other T. Rowe Price Funds. The Fund has not yet applied for such an order and there is no guarantee any such order would be granted, even if applied for.

Purchase of Debt

      The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar exception for the purchase of straight debt, e.g., a corporate loan held by a bank for example which might not be considered a debt security. The amended policy would allow the purchase of

PAGE 41
this kind of debt. Because the purchase of straight debt could be viewed as a loan by the Fund to the issuer of the debt, the Board of Directors has determined to clarify this matter by including the purchase of debt as an exception to the Fund general prohibition against making loans. The purchase of debt might be subject to greater risks of illiquidity and unavailability of public information than would be the case for an investment in a publicly held security.

Other Matters

      For purposes of this restriction, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. Because such transactions by the Fund could be viewed as a loan by the Fund to the maker of the note, the Board of Directors has determined to clarify this matter by including these transactions as an exception to the Fund's general prohibition against making loans.

      The Board of Directors recommends that shareholders vote
FOR the proposal.

Prime Reserve Fund

      The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase the amount of its assets which may be subject to its lending policy; (ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (the "T. Rowe Price Funds"); and (iii) make certain other clarifying changes. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of making loans is as follows:

      "[As a matter of fundamental policy, the Fund may not:]
      Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii)

PAGE 42
      lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets;"

      As amended, the Fund's fundamental policy on loans would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
      (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

      The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all T. Rowe Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

Interfund Lending Program

      The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other T. Rowe Price Funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page ____. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.

      The Directors believe that the interfund lending program:
(i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other T. Rowe Price Funds.

PAGE 43
Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other T. Rowe Price Funds. The Fund has not yet applied for such an order and there is no guarantee any such order would be granted, even if applied for.

Other Matters

      The new policy would also provide that the purchase of publicly-distributed or privately-placed debt and the purchase of debt are exceptions to the Fund's general prohibition against making loans. The Fund, in accordance, with Rule 2a-7, under the 1940 Act, will continue to purchase only money market securities. The purpose of the proposed amendment is to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds.

      For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. Because such transactions by the Fund could be viewed as a loan by the Fund to the maker of the note, the Board of Directors has determined to clarify this matter by including these transactions as an exception to the Fund's general prohibition against making loans.

      The Board of Directors recommends that shareholders vote
FOR the proposal.


C.    PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
      POLICY ON PURCHASING SECURITIES ON MARGIN

Adjustable Rate, High Yield and Short-Term Bond Funds

      The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board of Directors with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would

PAGE 44
also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price Funds other than money market funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

      EACH FUND

      "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to [its fundamental policy on futures];"

      As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

      "[As a matter of operating policy, the Fund may not:] Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

      The Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to use such short-term credit as is necessary for clearance of purchases of portfolio securities and make margin deposits in connection with interest rate futures contracts. Set forth elsewhere in this proxy is a proposal to allow the Fund to invest in additional types of futures contracts, not just interest rate futures as set forth in the current policy. The proposed operating policy also would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.


PAGE 45
      The Board of Directors recommends that shareholders vote
FOR the proposal.

GNMA Fund

      The Board has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Trustees without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price Funds other than money market funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to [its fundamental policy on futures];"

      As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

      "[As a matter of operating policy, the Fund may not:] Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

      The Fund's current policy and the proposed operating policy prohibit the purchase of securities on margin but allow the Fund to make margin deposits in connection with futures contracts and use such short-term credit as is necessary for clearance of

PAGE 46
purchases of portfolio securities. The proposed operating policy also would acknowledge that the Fund is permitted to make margin deposits in connection with other investments in addition to futures. Such investments might include, but are not limited to, written options where the Fund could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

      The Board recommends that shareholders vote FOR the proposal.

Prime Reserve Fund

      The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The only effect of the proposal would be to change the Fund's fundamental policy on margin to an operating policy. The Fund has no current intention of purchasing any securities on margin. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

      "[As a matter of fundamental policy, the Fund may not:]
      Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;"

      As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

      "[As a matter of operating policy, the Fund may not:]
      Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;"

      The Board of Directors recommends that shareholders vote
FOR the proposal.


PAGE 47

D.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
      POLICIES CONCERNING REAL ESTATE

Adjustable Rate and New Income Funds

      The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform the Fund's fundamental policy on investing in real estate to a policy that is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The proposed amendment is not expected to affect the investment program of the Fund or instruments in which the Fund invests. Although not specifically referred to in the new restriction, the Fund will not purchase or sell real estate limited partnerships. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy on investing in real estate in the area of investing in real estate is as follows:

      EACH FUND

      "[As a matter of fundamental policy, the Fund may not:]
      Purchase or sell real estate or real estate limited partnerships (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein);"

      As amended, the Fund's fundamental policy would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"

      The Board of Directors recommends that shareholders vote
FOR the proposal.


PAGE 48
High Yield, Prime Reserve and Short-Term Bond Funds

      The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform the Fund's fundamental policy on investing in real estate to a policy that is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The proposed amendment is not expected to affect the investment program of the Fund or instruments in which the Fund invests. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of investing in real estate is as follows:

      EACH FUND

      "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein);"

      As amended, the Fund's fundamental policy on investing in real estate would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"

      The Board of Directors recommends that shareholders vote
FOR the proposal.


E.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
      ON THE ISSUANCE OF SENIOR SECURITIES

      The Fund's Board of Directors has proposed an amendment to the Fund's Fundamental Investment Policy on issuing senior securities which would allow the Fund to issue senior securities to the extent permitted under the 1940 Act. The new policy, if adopted, would provide the Fund with greater flexibility in

PAGE 49
pursuing its investment objective and program and would conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of issuing senior securities is as follows:

      EACH FUND

      "[As a matter of fundamental policy, the Fund may not:]
      Issue any class of securities senior to any other class of securities;"

      As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

      "[As a matter of fundamental policy, the Fund may not:]
      Issue senior securities except in compliance with the Investment Company Act of 1940;"

      The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

PAGE 50
      The Board of Directors recommends that shareholders vote
FOR the proposal.


F.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
      ON INDUSTRY CONCENTRATION

Adjustable Rate Fund

      The Board of Directors has proposed that the Fund's Fundamental Investment Policy on industry concentration be eliminated and replaced with a substantially similar fundamental policy. The amendment would conform the Fund's policy in this area to one which is expected to become a standard policy for all
T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price Funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of industry concentration is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

      As amended the Fund's fundamental policy on industry concentration would be as follows:

      "[As a matter of fundamental policy, the Fund may not:]
      Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;"

      The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as exceptions to the general prohibition against industry concentration. This is because

PAGE 51
governments are not industries (a position confirmed by the SEC).
Therefore, there is no need to make specific reference to these securities in the policy.

      The Board of Directors recommends that shareholders vote
FOR the proposal.

High Yield Fund

      The Board of Directors has proposed amendments to the Fundamental Investment Policy of the Fund on industry concentration. The first amendment would change the limit of the Fund's total assets which may be invested in the securities of issuers in the same industry from "25% or more" to "more than 25%." This is merely a technical change. The other amendment would clarify that bank certificates of deposit and bankers' acceptances are excluded from the policy against concentration. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of industry concentration is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;"

      As amended the Fund's fundamental policy on industry concentration would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry including, but not limited to, bank certificates

PAGE 52
      of deposit and bankers' acceptances, when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;"

      The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as exceptions to the general prohibition against industry concentration. This is because governments are not industries (a position confirmed by the SEC). Therefore, there is no need to make specific reference to these securities in the policy.

      The Board of Directors recommends that shareholders vote
FOR the proposal.

New Income Fund

      The Board of Directors has proposed amendments to the Fundamental Investment Policy of the Fund on industry concentration. The first amendment would change the limit of the Fund's total assets which may be invested in the securities of issuers in the same industry from "25% or more" to "more than 25%." This is merely a technical change. The other amendment would expand the types of banking instruments to which the policy does not apply from bank certificates of deposit to securities of the banking industry, including but not limited to, certificates of deposit and bankers' acceptances. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of industry concentration is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, but this limitation does not apply to bank certificates of deposit;"

      As amended the Fund's fundamental policy on industry concentration would be as follows:

PAGE 53
      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances;"

      The Board of Directors recommends that shareholders vote
FOR the proposal.

Prime Reserve Fund

      The Board of Directors has proposed amendments to the Fundamental Investment Policy of the Fund on industry concentration. The first amendment would change the limit of the Fund's total assets which may be invested in the securities of issuers in the same industry from "25% or more" to "more than 25%." This is merely a technical change. The other amendment would expand the types of banking instruments to which the policy does not apply from bank certificates of deposit to securities of the banking industry, including but not limited to, certificates of deposit and bankers' acceptances. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of industry concentration is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities); this limitation does not apply to certificates of deposit, or bankers' acceptances;"

      As amended the Fund's fundamental policy on industry concentration would be as follows:

PAGE 54
      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances"

      The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as exceptions to the general prohibition against industry concentration. This is because governments are not industries (a position confirmed by the SEC). Therefore, there is no need to make specific reference to these securities in the policy.

      The Board of Directors recommends that shareholders vote
FOR the proposal.

Short-Term Bond Fund

      The Board of Directors has proposed amendments to the Fundamental Investment Policy of the Fund on industry concentration. The first amendment would change the limit of the Fund's total assets which may be invested in the securities of issuers in the same industry from "25% or more" to "more than 25%." This is merely a technical change. The other amendment would clarify that bank certificates of deposit and bankers' acceptances are excluded from the policy against concentration. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of industry concentration is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking

PAGE 55
      industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; provided, further, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;"

      As amended the Fund's fundamental policy on industry concentration would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and bankers' acceptances when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; provided, further, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;"

      The amended policy does not include any reference to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as exceptions to the general prohibition against industry concentration. This is because governments are not industries (a position confirmed by the SEC). Therefore, there is no need to make specific reference to these securities in the policy.

      The Board of Directors recommends that shareholders vote
FOR the proposal.


HIGH YIELD, NEW INCOME, PRIME RESERVE AND SHORT-TERM BOND FUNDS

G.    PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
      POLICY ON PLEDGING ITS ASSETS

High Yield Fund

PAGE 56
     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness, 33 1/3% of its total assets (an increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board of Directors believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging its assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions; and (ii) it may enter into interest rate futures contracts;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness

PAGE 57
     except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 15% as set forth in the Fund's fundamental policy and (10% as set forth in the Fund's current operating policy). The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. Such pledging could arise, for example, when the Fund engages in futures or options transactions or purchases securities on a when-issued or forward basis. As an operating policy, the Board of Directors could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

     Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

     The Board of Directors recommends that shareholders vote FOR the proposal.

New Income and Short-Term Bond Funds

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness, 33 1/3% of its total assets (a slight increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Board of Directors

PAGE 58
believes it is advisable to provide the Fund with greater flexibility in pursuing its investment objective and program and responding to regulatory and market developments. The new restriction would also conform the Fund's policy on pledging its assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the
T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings and then such mortgaging, pledging or hypothecating may not exceed 30% of the Fund's total assets valued at market at the time of the borrowing;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 30%. The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. Such pledging could arise, for example, when the Fund engages in futures or options transactions or purchases securities on a when-issued or forward basis. As an operating policy, the Board of Directors could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.


PAGE 59
     Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

     The Board of Directors recommends that shareholders vote FOR the proposal.

Prime Reserve Fund

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on pledging its assets be eliminated and replaced with an operating policy. Fundamental policies may be changed by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Applicable law does not require the current percentage limitation set forth in the policy and does not require such policy to be fundamental. The new operating policy would allow the Fund to pledge, in connection with Fund indebtedness, 33 1/3% of its total assets (an increase from the current restriction) and allow the Fund to pledge assets in connection with permissible investments. The Fund has no current intention of pledging its assets. The purpose of the proposal is to conform the Fund's policy on pledging its assets to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such proposals be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of pledging its assets is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's

PAGE 60
     assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, in order to comply with certain state investment restrictions;"

     The operating policy on pledging of assets, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment;"

     The operating policy would allow the Fund to pledge 33 1/3% of its total assets instead of the current 15% as set forth in the Fund's fundamental policy and (10% as set forth in the Fund's current operating policy). The new policy, in addition to allowing pledging in connection with indebtedness would clarify the Fund's ability to pledge its assets in connection with permissible investments. It is not currently contemplated that the Fund would pledge its assets under any circumstances. As an operating policy, the Board of Directors could modify the proposed policy on pledging in the future as the need arose, without seeking further shareholder approval.

     Pledging assets to other parties is not without risk. Because assets that have been pledged to other parties may not be readily available to the Fund, the Fund may have less flexibility in liquidating such assets if needed. Therefore, the new policy, by allowing the Fund to pledge a greater portion of its assets, could, to a greater extent than the current policy, impair the Fund's ability to meet current obligations, or impede portfolio management. On the other hand, these potential risks should be considered together with the potential benefits, such as increased flexibility to borrow and the increased ability of the Fund to pursue its investment program.

     The Board of Directors recommends that shareholders vote FOR the proposal.



PAGE 61
ADJUSTABLE RATE, HIGH YIELD, NEW INCOME AND SHORT-TERM BOND FUNDS

H.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES
     ON INVESTING IN COMMODITIES AND FUTURES CONTRACTS TO PROVIDE
     GREATER FLEXIBILITY IN FUTURES TRADING

Adjustable Rate, New Income and Short-Term Bond Funds

     The Board of Directors has proposed amendments to the Fund's Fundamental Investment Policies on commodities and futures. The principal purpose of the proposals is to conform the Fund's policies on commodities and futures with policies which are expected to become standard for all T. Rowe Price Funds (other than the money market funds). The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

     Commodities

     Adjustable Rate and New Income Funds

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that it may (i) enter into financial futures contracts and options on financial futures contracts; (ii) invest in or commit its assets to forward foreign currency exchange contracts (although the Fund does not consider such contracts to be commodities); and (iii) purchase or sell financial instruments which have the characteristics of both futures contracts and securities;"

     Short-Term Bond Fund

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that it may (i) enter into futures contracts and options on futures contracts; (ii) invest in or commit its assets to forward foreign currency exchange contracts (although the Fund does not consider such contracts to be commodities); and (iii) purchase or sell instruments which have the characteristics of both futures contracts and securities;"

PAGE 62
     Futures Contracts

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or options thereon, although the Fund may enter into financial and currency futures contracts or options on financial and currency futures contracts;"

     As amended, the Fund's fundamental policies on investing in futures and commodities would be combined and would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

     In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

     "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value (the "New Operating Policy");"

     If adopted, the primary effect of the amendment would be to remove the restriction in the current policies that the Fund may only enter into financial and currency futures. Although not specifically described in the amended fundamental restriction, the Fund would continue to have the ability to enter into forward foreign currency contracts and to invest in instruments which have the characteristics of futures and securities or whose value is determined, in whole or in part, by reference to commodity prices.

     As noted, the principal purpose of seeking the proposed change in the Fund's fundamental policies is to conform such policies to ones which are expected to become standard for all T. Rowe Price Funds (other than the money market funds). The Board of Directors believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. However, the new policy, if adopted, would allow the

PAGE 63
Fund to enter into any type of futures contract which was consistent with the Fund's investment objective and program. The risks of any such futures activity could differ from the risks of the Fund's currently permitted futures activity.

     The Board of Directors recommends that shareholders vote FOR the proposal.

High Yield Fund

     The Board of Directors has proposed amendments to the Fundamental Investment Policies of the Fund to provide the Fund with greater flexibility in buying and selling futures contracts. The provisions of the Fund's current fundamental investment policies in this area are not required by applicable law and the Directors believe the Fund's investment manager, T. Rowe Price, should have greater flexibility to enter into futures contracts consistent with the Fund's investment objective and program and as market and regulatory developments require and permit without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on commodities and futures to one which is expected to become standard for all
T. Rowe Price Funds (other than the money market funds). The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:

     Commodities

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell commodities or commodity contracts; except that it may enter into interest rate futures contracts, subject to [its fundamental policy on futures];"

     Futures Contracts

     "[As a matter of fundamental policy, the Fund may not:] Enter into futures contracts or options thereon if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums on such contracts or options thereon, provided, however,

PAGE 64
     that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in certain CFTC regulations, may be excluded in computing such 5%;"

     As amended, the Fund's fundamental policies on investing in commodities and futures would be combined and would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

     In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

     "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value (the "New Operating Policy")."

     If approved, the primary effects of the amendments would be to replace the restriction that the Fund may not commit more than 5% of its total assets to initial margin on futures contracts or premiums on options (the "5% Limitation") with the New Operating Policy. Although not specifically described in the existing or the amended fundamental restriction, the Fund would continue to have the ability to enter into forward foreign currency contracts and could also invest in instruments which have the characteristics of futures and securities or whose value is determined, in whole or in part, by reference to commodity prices. Although it has no current intention of doing so, the new policy would also permit the Fund to enter into any type of futures contract, not just those described in its current prospectus. The risks of such futures could differ from the risks of the Fund's currently permitted futures activity.

The 5% Limitation

     The 5% Limitation was previously required by rules of the CFTC in order for the Fund to be excluded from status as a commodity pool operator under applicable CFTC regulations, even if the Fund used futures for hedging purposes only. The CFTC no longer applies the 5% test to bona fide hedging activities.

PAGE 65
Although applicable state law may still require compliance with similar limitations, the Board of Directors believes the best interest of the Fund would be served by replacing the 5% Limitation with the New Operating Policy. This would provide the Fund with the flexibility to adapt to changes in CFTC regulations and any state laws without seeking further shareholder approval.

     The Board of Directors recommends that shareholders vote FOR the proposal.


ADJUSTABLE RATE, HIGH YIELD, PRIME RESERVE AND SHORT-TERM BOND
FUNDS

I.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON PURCHASING EQUITY SECURITIES

Adjustable Rate, Prime Reserve and Short-Term Bond Funds

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing equity securities be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental.
The purpose of the proposal is to conform the Fund's policy on purchasing equity securities to one which is expected to become standard for all T. Rowe Price taxable income funds (other than the T. Rowe Price High Yield Fund, Inc). The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Fund has no current intention of purchasing any equity securities. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing equity securities is as follows:

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase any common stocks or other equity securities, or securities convertible into equity securities;"


PAGE 66
     The operating policy on purchasing equity securities, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase any common stocks or other equity securities, or securities convertible into equity securities except as set forth in its operating policy on investment companies;"

     The Board of Directors recommends that shareholders vote FOR the proposal.

High Yield Fund

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing equity securities be eliminated and replaced with an identical operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing equity securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Invest more than 20% of the Fund's total assets in common stocks (including up to 5% in warrants);"

     The operating policy on purchasing equity securities, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest more than 20% of the Fund's total assets in common stocks (including up to 5% in warrants);"

     The Board of Directors recommends that shareholders vote FOR the proposal.


NEW INCOME FUND

J.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON SHORT SALES


PAGE 67
     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on effecting short sales be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The proposal, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]  . .
     . Effect short sales of securities . . .;"

     The operating policy on short sales, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Effect short sales of securities;"

     The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval.

     In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein.

     The Board of Directors recommends that shareholders vote FOR the proposal.


PAGE 68
PROPOSALS K-S PERTAIN ONLY TO HIGH YIELD AND PRIME RESERVE FUNDS

K.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     TO INCREASE THE PERCENTAGE OF FUND ASSETS WHICH MAY BE
     INVESTED IN ANY ONE ISSUER

High Yield Fund

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform such policies to Section 5(b)(1) of the 1940 Act and to permit the Fund greater flexibility to invest in securities considered by T. Rowe Price to present attractive investment opportunities. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25% of the Fund's assets. It should be understood that the proposed amendment, by permitting the Fund to invest a greater percentage of its assets with a single issuer, could increase the risk to the Fund in the event of adverse developments affecting the securities of such issuer. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer);"

     As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"


PAGE 69
     The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would allow the Fund to invest a significantly larger portion of its assets in the securities of a single issuer. Thus, for example, the Fund could invest 25% of its total assets in the securities of a single issuer, or 10% of its total assets in securities of one issuer and 15% of its total assets in securities of another issuer. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such issuer(s). In addition, if the Fund were to have a substantial portion of its assets invested in the securities of a single issuer, the liquidity of the Fund's investment in that issuer could be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

     The Board of Directors recommends that shareholders vote FOR the proposal.

Prime Reserve Fund

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform such policies to Section 5(b)(1) of the 1940 Act and to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. No such limitation would apply with respect to the remaining 25% of the Fund's assets. However, under Rule 2a-7 of the 1940 Act, the Fund is not permitted to invest more than 5% of the value of its total assets in the securities of any single issuer. Thus, the added flexibility which the proposed new policy would provide would not have any effect on the Fund's investment program. However, should Rule 2a-7 be amended to allow money market funds to invest more than 5% of their assets in the securities of a single issuer, the Fund's new fundamental policy would allow it to do so. Any such change would be reflected in the Fund's prospectus, if and when it occurred. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.


PAGE 70
     The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer) (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

     The Board of Directors recommends that shareholders vote FOR the proposal.


L.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     REGARDING PURCHASING MORE THAN 10% OF AN ISSUER'S VOTING
     SECURITIES

High Yield Fund

     The Board of Directors has proposed an amendment to the Fundamental Investment Restrictions of the Fund to conform such policies to Section 5(b)(1) of the 1940 Act and to provide the Fund with greater flexibility to invest its assets in the outstanding voting securities of various companies. Under the amended policy, the Fund would be restricted from owning more than 10% of an issuer's outstanding voting securities only with respect to 75% of the value of its total assets, as opposed to 100% under the current policy. By permitting the Fund to own more than 10% of the outstanding voting securities of an issuer, the proposed amendment, if adopted, could increase the risk to the Fund with respect to adverse developments concerning such securities. The Board of Directors, however, believes the Fund should have the increased flexibility which the amendment would

PAGE 71
provide. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, it agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;"

     As amended, the Fund's fundamental policy in the area of purchasing more than 10% of an issuer's voting securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would permit the Fund to take a larger position in the voting securities of companies than under the current investment limitation. Thus, for example, the Fund could purchase 100% of the voting securities of one or more companies. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such companies. In addition, if the Fund were to own a substantial percentage of an issuer's voting securities, there is a risk that the liquidity of those securities would be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

     The Board of Directors recommends that shareholders vote FOR the proposal.


PAGE 72
Prime Reserve Fund

     The Board of Directors has proposed an amendment to the Fundamental Investment Policy of the Fund to conform such policy to Section 5(b)(1) of the 1940 Act. The Fund is not permitted to purchase equity securities so it is unlikely the changed policy would have any effect on the Fund's investment program in the foreseeable future. However, the proposal, if adopted, would conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Directors believe that increased standardization will help promote efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     As amended, the Fund's fundamental policy in the area of purchasing more than 10% of an issuer's voting securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

     The Board of Directors recommends that shareholders vote FOR the proposal.


M.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY ON INVESTING FOR CONTROL OF PORTFOLIO
     COMPANIES

High Yield Fund


PAGE 73
     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing for control of portfolio companies be changed from a fundamental policy to an identical operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. While the Fund has no current intention of investing in companies for the purpose of obtaining or exercising control, the proposed change would allow the Fund to do so if the Board of Directors determined to change the new operating policy. The policy is not required to be fundamental under the 1940 Act. The purpose of the proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment program and to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing for control of portfolio companies is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Invest in companies for the purpose of exercising management or control;"

     As changed, the Fund's operating policy on investing for control of portfolio companies would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest in companies for the purpose of exercising management or control;"

     The Board of Directors recommends that shareholders vote FOR the proposal.

Prime Reserve Fund

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing for control of portfolio companies be changed from a fundamental policy to an identical operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The Fund cannot purchase equity securities and has no

PAGE 74
current intention of investing in companies for the purpose of obtaining or exercising control. The policy is not required to be fundamental under the 1940 Act. The purpose of the proposal is to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing for control of portfolio companies is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Invest in companies for the purpose of exercising management or control;"

     As changed, the Fund's operating policy on investing for control of portfolio companies would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest in companies for the purpose of exercising management or control;"

     The Board of Directors recommends that shareholders vote FOR the proposal.


N.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON INVESTING IN THE SECURITIES OF OTHER INVESTMENT
     COMPANIES

High Yield Fund

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of other investment companies be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposed change is to provide the Fund greater flexibility in pursuing its investment objective and in responding to regulatory and market


PAGE 75
developments. Although the Fund does not typically invest in the securities of other open-end investment companies and would only, on occasion, purchase securities of closed-end investment companies, the proposed change would permit the Fund to invest in the securities of other investment companies to the maximum extent permitted under the 1940 Act and applicable state law, as described below, without further shareholder approval. Duplicate fees may result from any such purchases. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of other investment companies is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization. Duplicate fees may result from such purchases;"

     The operating policy on investing in the securities of other investment companies, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company
     Act of 1940 and applicable state law;"

     Under the 1940 Act, the Fund is subject to various restrictions in purchasing the securities of closed-end and open-end investment companies. The 1940 Act limits the Fund, immediately after a purchase, (1) to investing no more than 10% of its total assets in the securities of other investment companies; (2) to owning no more than 3% of the total outstanding voting stock of any other investment company; and (3) to having no more than 5% of its total assets invested in securities of another investment company. Additionally, in the case of a closed-end investment company, the Fund, and all other mutual funds having T. Rowe Price as an investment manager, are limited to owning no more than 10% of the total outstanding voting stock of any closed-end company.

     The 1940 Act provides an alternative set of restrictions if the Fund were to exceed certain of these percentage limitations.
Under the alternative, the Fund could invest any or all of its

PAGE 76
assets in other investment companies, provided the Fund and all of its affiliates, immediately after a purchase, did not own more than 3% of the total outstanding stock of the other investment company. Under this alternative restriction, the rate at which the Fund could redeem its investment in the other investment companies in which it invests might be restricted which could result in a situation where the Fund would not be able to redeem a portfolio security when it appears to T. Rowe Price to be in the best interest of the Fund to do so. T. Rowe Price would consider the effect on the Fund's liquidity and the Fund's ability to timely dispose of securities, before purchasing the securities of another investment company.

     Certain states impose further limitations on the purchase by the Fund of the securities of other investment companies. At the present time, these restrictions could prohibit the Fund, with certain exceptions, from: (i) purchasing or retaining the securities of any open-end investment company; (ii) purchasing the securities of any closed-end investment company except through a purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; and (iii) investing more than 10% of its assets in one or more investment companies.

     It is possible the requirements of the 1940 Act or the states regarding the Fund's investment in the securities of closed-end and open-end investment companies could change, or that the Fund could obtain a waiver of their application. The Board of Directors believes the Fund should have the ability to respond to potential changes in these areas without the necessity of holding a further meeting of shareholders.

     The Board of Directors recommends that shareholders vote FOR the proposal.

Prime Reserve Fund

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of other investment companies be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposed

PAGE 77
change is to conform the Fund's policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Fund has no current intention of purchasing the securities of any other investment companies. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in the securities of other investment companies is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization. Duplicate fees may result from such purchases;"

     The operating policy on investing in the securities of other investment companies, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company
     Act of 1940 and applicable state law;"

Duplicate fees may result from any such purchases.

     The Board of Directors recommends that shareholders vote FOR the proposal.


O.   TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
     INVESTING IN OIL AND GAS PROGRAMS

High Yield Fund

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in oil and gas programs be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be

PAGE 78
fundamental. The purpose of the proposal is to conform the Fund's policy on investing in oil and gas programs to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in oil and gas programs is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase participations or other direct interests or enter into leases with respect to oil, gas, other mineral exploration or development programs;"

     The operating policy on investing in oil and gas programs, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase participations or other direct interests or enter into leases with respect to, oil, gas or other mineral exploration or development programs;"

     The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval

     The Board of Directors recommends that shareholders vote FOR the proposal.

Prime Reserve Fund

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in oil and gas programs be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to conform the Fund's policy on investing in oil and gas programs to one which

PAGE 79
is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in oil and gas programs is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase participations or other direct interests or enter into leases with respect to oil, gas, other mineral exploration or development programs;"

     The operating policy on investing in oil and gas programs, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase participations or other direct interests or enter into leases with respect to, oil, gas or other mineral exploration or development programs;"

     The Board of Directors recommends that shareholders vote FOR the proposal.


P.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON OPTIONS

High Yield Fund

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in options be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. Under the new operating policy, the Fund would be permitted to purchase and sell options of any type for any purpose consistent with the Fund's investment program. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by allowing the Board of Directors the authority to make changes in the Fund's policy on options without seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in options to one

PAGE 80
which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in options is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Invest in options except in furtherance of the Fund's investment objectives and policies, and in this connection the Fund may: (1) buy and sell covered and uncovered put, call and spread options on securities and currencies, and
     (2) purchase, hold, and sell contracts for the future delivery of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities;"

     The operating policy on investing in options, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;"

     The Board of Directors recommends that shareholders vote FOR the proposal.

Prime Reserve Fund

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in options be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The new restriction would also conform the Fund's policy on investing in options to one which is expected to become standard for all T. Rowe Price funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.


PAGE 81
     The Fund's current fundamental policy in the area of investing in options is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Invest in puts, calls, straddles, spreads, or any combination thereof;"

     The operating policy on investing in options, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;"

     While the Fund does not normally engage in options transactions, some of the Fund's investments may include demand or "put" features, which can provide additional liquidity or protection against loss. In addition, the Fund may from time to time enter into agreements with option-like features, such as standby commitments or other instruments conveying the right or obligation to buy or sell securities at a future date. Approval of the proposal would allow T. Rowe Price to develop and implement additional strategies in the future, without the need to seek further shareholder approval. Any such strategies must, of course, be in accordance with applicable federal and state regulation. In addition to review by the Directors, the Fund would not engage in such strategies until they had been described sufficiently in the Fund's Prospectus and Statement of Additional Information.

     The Board of Directors recommends that shareholders vote FOR the proposal.


Q.   PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
     POLICY ON OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND
     DIRECTORS

     The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on the ownership of portfolio securities by officers and directors of the Fund and T. Rowe Price be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current fundamental policy was formerly required by certain

PAGE 82
states to be fundamental, but this is no longer the case.  The
Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of ownership of portfolio securities by officers and directors is as follows:

     EACH FUND

     "[As a matter of fundamental policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;"

     As changed, the Fund's operating policy in the area of ownership of portfolio securities by officers and directors would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment manager, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities."

     The Board of Directors recommends that shareholders vote FOR the proposal.


R.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY REGARDING THE PURCHASE OF ILLIQUID
     SECURITIES

High Yield Fund

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing unmarketable securities be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating polices may be changed by the Board of Directors without shareholder approval. If the proposed change is approved by shareholders, the Board of Directors of the Fund

PAGE 83
intends to adopt an operating policy which would (1) allow the Fund to invest up to 15% of its net assets in illiquid securities and (2) conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price Funds, except the T. Rowe Price money market funds. The Fund's current fundamental policy in this area is not required by applicable law and the proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing illiquid securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Invest more than 10% of the value of its net assets in repurchase agreements which do not provide for payment within seven days and restricted securities, illiquid securities and securities which are not readily marketable;"

     As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;"

Illiquid Securities

     As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which can not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities have included those enumerated in the Fund's fundamental restriction on restricted securities and repurchase agreements of a duration of more than seven days.

     The securities markets, however, are evolving and new types of instruments have developed. In light of these developments, the Fund's fundamental investment restriction, by essentially assuming restricted securities are unmarketable, may be overbroad and unnecessarily restrictive. For example, the markets for various types of securities -- repurchase agreements, commercial

PAGE 84
paper, and some corporate bonds and notes -- are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

     In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the capital formation process, the SEC has adopted rules, including Rule 144A under the Securities Act of 1933, designed to further facilitate efficient trading among institutional investors. These rules permit a broader institutional trading market for securities subject to restriction on resale to the general public. If institutional markets develop which trade in these securities, the Fund could be constrained by its current investment restrictions. Accordingly, T. Rowe Price recommends that the Fund eliminate its fundamental limitations in this area so that restricted securities that are nonetheless liquid may be purchased without regard to the Fund's limit on investing in illiquid securities. Of course, the Fund would modify its operating policy to comply with future regulatory and market developments.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Directors, with reference to legal, regulatory and market developments. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to such developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid.

Percentage Limitations

     The Fund's fundamental policy limits it to investing no more than 10% of the value of its total assets in restricted and unmarketable securities. The new operating policy to be adopted by the Board of Directors, if shareholders approve elimination of the fundamental policy, would allow the Fund to invest up to 15%

PAGE 85
of its net assets in illiquid securities. The 15% limitation represents a higher percentage than the Fund was previously allowed to invest in illiquid securities and is the result of a 1992 liberalization by the SEC in this area. If the fundamental policy is changed to an operating policy, the Fund will, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.

     The Board of Directors recommends that shareholders vote FOR the proposal.

Prime Reserve Fund

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing unmarketable securities be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating polices may be changed by the Board of Directors without shareholder approval. If the proposed change is approved by shareholders, the Board of Directors of the Fund intends to adopt an operating policy which would (1) allow the Fund to invest up to 10% of its net assets in illiquid securities and (2) conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price Funds (except that the percentage limit on investing in illiquid securities for the other T. Rowe Price Funds is 15% instead of 10%). The Fund's current fundamental policy in this area is not required by applicable law and the proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of purchasing illiquid securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Purchase securities which are not readily marketable, or invest more than 10% of its net assets in repurchase agreements which do not provide for payment within seven days and in the obligations of small banks and savings and loan associations which are not readily marketable;"

     As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:


PAGE 86
     "[As a matter of operating policy, the Fund may not:]
     Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;"

Illiquid Securities

     As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which can not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. The current policy of the Fund prohibits the Fund from purchasing any illiquid (or unmarketable) securities. The new policy would allow the Fund to make such investments provided they are consistent with the maturity and credit standards for the Fund and Rule 2a-7 under the 1940 Act which governs the operation of money market funds.

     The securities which the Fund purchases are usually highly liquid and this would continue to be the case even under the new policy. However, the new policy would allow the Fund to purchase certain types of illiquid securities--for example privately placed securities which are not registered under the Securities Act of 1933 and may only be sold under certain limited conditions. Such securities may, at times, present additional investment opportunities for the Fund and the Board believes the Fund should have the maximum flexibility allowed by law to make such investments in a manner consistent with its investment objective and program. There are, however, additional risks when investing in illiquid securities. Such securities can be difficult to value and, by definition, are not easily sold. The Board believes, however, that these risks are manageable and that the Fund's ability to purchase illiquid securities will not subject it to undue risk.

     If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Directors, with reference to legal, regulatory and market developments. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to such developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid or to make other changes in the policy as permitted by applicable law.

PAGE 87
     The Board of Directors recommends that shareholders vote FOR the proposal.


S.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT POLICY ON INVESTING IN UNSEASONED ISSUERS

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of unseasoned issuers be eliminated and replaced by a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in unseasoned issuers to one which is expected to become standard for all T. Rowe Price Funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of investing in unseasoned issuers is as follows:

     High Yield Fund

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors ;"

     Prime Reserve Fund

     "[As a matter of fundamental policy, the Fund may not:] Purchase the securities of any issuer if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors (other

PAGE 88
     than obligations issued or guaranteed by the U.S.
     government, its agencies or instrumentalities);"

     The operating policy on investing in unseasoned issuers, to be adopted by the Fund, would be as follows:

     "[As a matter of operating policy, the Fund may not:] Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).
     This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities;"

     The new operating policy would add securities issued or guaranteed by foreign, state or local governments, as well as securities of pooled investment vehicles and mortgage and asset-backed securities, to the list of those which are excluded from the percentage restriction on investing in unseasoned issuers.

     The Board of Directors recommends that shareholders vote FOR the proposal.


EACH FUND

3.   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
     ACCOUNTANTS

     The selection by the Board of Directors of the Adjustable Rate Fund of the firm of Coopers & Lybrand as the independent accountants for the Fund for the three-month fiscal year ended May 31, 1994 and for fiscal year 1995 is to be submitted for ratification or rejection by the shareholders of the Fund at the Shareholders Meeting. The firm of Coopers & Lybrand has served the Adjustable Rate Fund as independent accountants since its inception. The selection by the Board of Directors of the High Yield, New Income, Prime Reserve, and Short-Term Bond Funds of the firm of Price Waterhouse as the independent accountants for each Fund for the three-month fiscal year ended May 31, 1994 and for fiscal year 1995 is to be submitted for ratification or rejection by the shareholders of each Fund at the Shareholders

PAGE 89
Meeting. The firm of Price Waterhouse has served each Fund as independent accountants since each such Fund's inception.

       Each Fund has been advised by its independent accountants that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Coopers & Lybrand and Price Waterhouse are expected to be present at the Shareholders Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.


NEW INCOME AND PRIME RESERVE FUNDS

4.   PROPOSAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO
     ELIMINATE THE POLICY ON PRICING SECURITIES

     The Board of Directors has proposed that the New Income and Prime Reserve Funds amend their Articles of Incorporation by deleting subparagraphs (iii), (iv) and (v) of Paragraph 3.04(b)(2) of Article SEVENTH from the New Income Fund's Articles of Incorporation and subparagraph (iii) of Paragraph 3.04(b)(2) of Article SEVENTH from the Prime Reserve Fund's Articles of Incorporation regarding the policy on pricing securities in their portfolios. The manner in which the Fund prices its securities is currently set forth in the Fund's Statement of Additional Information and the Fund's policy on pricing securities is not required to be included in its Articles of Incorporation. The purpose of the proposed amendment is to provide the Fund with greater flexibility to respond to regulatory and market developments in pricing its securities, should the need arise. Although there is no current intention to change the manner in which the Fund's portfolio securities are priced, the proposal, if adopted, would allow the Fund's Board of Directors to make changes in the Fund's policy on pricing, in a manner consistent with applicable law, without seeking further shareholder approval. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

     The Fund's policy on pricing securities as stated in the Articles of Incorporation is as follows:

     NEW INCOME FUND

      "Article SEVENTH

PAGE 90
      (2) Valuation of Assets. The value of such assets is to be determined as follows:

      (iii)      Securities Listed or Dealt in on New York Stock
      Exchange.   The value of any security listed or dealt in
      upon the New York Stock Exchange and not subject to restrictions against sale by the Corporation on such Exchange shall be determined as of the close of trading by taking the last sale price on the date as of which net asset value is being determined, all as reported by any means in common use. Lacking any sales, the value shall be deemed to be such, not higher than the closing asked price and not lower than the closing bid price therefor on such date, as the Board of Directors or its delegate may from time to time determine. When an appraisal is made as part of a determination other than as of the close of trading, the latest available quotations (i.e., last sale on that day or latest bid and asked if no sale on that day) shall be used. The Board of Directors may by resolution permit quotations on an exchange other than the New York Stock exchange or over-the-counter rather than stock exchange quotations to be used when they appear to the Board of Directors or its delegate to reflect more closely the fair value of any particular security in the portfolio and may authorize adjustments to be made in applying any market quotation in order to reflect the size of the Corporation's holding of the particular security, the relation to such size of the volume of trading on which such market quotation is based and other similar factors.

      (iv) Securities Listed on Other Exchanges. The value of any security listed or dealt in on one or more securities exchanges, but not on the New York Stock Exchange, and not subject to restrictions against sale by the Corporation on such exchanges, shall be determined as nearly as possible in the manner described in the preceding subparagraph, with reference to the quotations on the exchange that, in the opinion of the Board of Directors or its delegate, best reflects the fair value of the security.

      (v) Unlisted Securities and Other Property. The value of any other property, the valuation of which is not provided for above, shall be its fair market value as determined in such manner as the Board of Directors shall from time to time prescribe by resolution."


PAGE 91
      PRIME RESERVE FUND

      "Article SEVENTH

      (2) Valuation of Assets. The value of such assets is to be determined as follows:

      (iii) Securities. The short-term money market securities in which the Fund invests are traded primarily in the over-the-counter market. Securities for which representative market quotations are readily available are valued at the most recent bid price or yield equivalent as quoted by one or more dealers who make markets in such securities. Other securities are appraised at values deemed best to reflect their fair value as determined in good faith by or under the supervision of officers of the Fund specifically authorized by the Board of Directors."

      The Board of Directors recommends that these provisions of the Articles of Incorporation be deleted and that the Fund's policy on pricing securities be described only in the Fund's
Statement of Additional Information.

      The Board of Directors recommends that shareholders vote
FOR the proposal.


INVESTMENT MANAGER

      The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George J. Collins, who together with Messrs. Hoffman and Riepe, Thomas H. Broadus, Jr., James E. Halbkat, Jr., Henry H. Hopkins, George A. Roche, John W. Rosenblum, Robert L. Strickland, M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Strickland and Walsh, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems, P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is P.O. Box 6550, Charlottesville, Virginia 22906, is the Tayloe Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a

PAGE 92
provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh, whose address is Blue Mill Road, Morristown, New Jersey 07960, is a consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.

      The officers of the Funds (other than the nominees for reelection as directors) and their positions with T. Rowe Price are as follows:

                            Position            Position with
Officer                     with Fund              Manager

Patrice L. Berchtenbreiter*  Vice President      Vice President
Paul W. Boltz*               Vice President      Vice President
Catherine H. Bray**          Vice President      Vice President
Andrew M. Brooks**           Vice President      Vice President
Robert P. Campbell+          Executive Vice
                              President          Vice President
Michael J. Conelius***       Vice President      Assistant Vice
                                                  President
Christy M. DiPietro++        Vice President      Vice President
Henry H. Hopkins             Vice President      Managing Director
Veena A. Kutler++            President           Vice President
Heather R. Landon!           Executive Vice
                              President          Vice President
James M. McDonald!!          Executive Vice
                              President          Vice President
Edmund M. Notzon!            Vice President      Vice President
Joan R. Potee@               Vice President      Vice President
Robert M. Rubino+            Vice President      Vice President
Hubert M. Stiles, Jr.**      Vice President      Vice President
Jay W. Van Ert**             Vice President      Vice President
Mark J. Vaselkiv**           Vice President      Vice President
Edward A. Wiese@             President           Vice President
Thea N. Williams**           Vice President      Assistant Vice
                                                  President
Lenora V. Hornung            Secretary           Vice President
Carmen F. Deyesu             Treasurer           Vice President
David S. Middleton           Controller          Vice President
Roger L. Fiery               Assistant Vice
                              President          Employee


PAGE 93
Edward T. Schneider          Assistant Vice
                              President          Employee
Ingrid I. Vordemberge        Assistant Vice
                              President          Employee

*   Ms. Berchtenbreiter and Mr. Boltz are Vice Presidents of the
    Prime Reserve Fund only.

** Mmes. Bray and Williams and Messrs. Brooks, Stiles, Van Ert, and Vaselkiv are Vice Presidents of the High Yield Fund only.

*** Mr. Conelius is a Vice President of the Adjustable Rate and
    Prime Reserve Funds and an Assistant Vice President of the
    High Yield Fund.

+ Mr. Campbell is an Executive Vice President of the Prime Reserve Fund and a Vice President of the New Income and Short-Term Bond Funds. Mr. Campbell's date of birth is January 31, 1956, and he has been employed by T. Rowe Price since July 30, 1990. Mr. Rubino is a Vice President of the New Income, Prime Reserve and Short-Term Bond Funds only.

++ Ms. Kutler is the President of the Short-Term Bond Fund and a Vice President of the Adjustable Rate Fund. Ms. Kutler's date of birth is December 22, 1956, and she has been employed by T. Rowe Price since November 23, 1987. Ms. DiPietro is a Vice President of the Short-Term Bond Fund only.

! Ms. Landon is an Executive Vice President of the Adjustable Rate Fund and a Vice President of the New Income Fund. Ms. Landon's date of birth is July 8, 1954, and she has been employed by T. Rowe Price since August 27, 1979. Mr. Notzon is a Vice President of the Adjustable Rate and New Income Funds only.

!! Mr. McDonald is an Executive Vice President of the Prime Reserve Fund, a Vice President of the Adjustable Rate, High Yield, New Income and Short-Term Bond Funds, and an Assistant Vice President of the High Yield Fund. Mr. McDonald's date of birth is September 29, 1949, and he has been employed by
    T. Rowe Price since September 18, 1976.

@   Ms. Potee is a Vice President of the New Income and Prime
    Reserve Funds only.


PAGE 94
@@  Mr. Wiese is the President of the Prime Reserve Fund and a
    Vice President of the Short-Term Bond Fund. Mr. Wiese's date of birth is April 12, 1959, and he has been employed by T.
    Rowe Price since June 25, 1984.

     The Funds have an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services"), and an Agreement with T. Rowe Price Retirement Plan Services, Inc. ("Retirement Services"), which are wholly-owned subsidiaries of T. Rowe Price. In addition, the Funds have an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, a Director and Vice President of the Adjustable Rate, High Yield, New Income and Short-Term Bond Funds and a Vice President of the Prime Reserve Fund, is Chairman of the Board of Price Services and Retirement Services and President and Director of Investment Services. Henry H. Hopkins, a Vice President of each Fund, is a Vice President and Director of both Investment Services and Price Services and a Vice President of Retirement Services. Edward T. Schneider, an Assistant Vice President of each Fund, is a Vice President of Price Services. Certain officers of the Funds own shares of the common stock of T. Rowe Price, its only class of securities.

     The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period March 1, 1993 through February 28, 1994. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

     During the period, the holders of certain options purchased a total of 371,535 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 95,380 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

     The Company's Board of Directors has approved the purchase of up to 2,200,000 shares of its common stock in the open market. During the period, the Company purchased 110,000 common shares under this plan, leaving 1,402,000 shares authorized for future repurchase at February 28, 1994.


PAGE 95
     During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock
Incentive Plans.

     An audited consolidated balance sheet of T. Rowe Price as of December 31, 1993, is included in this Proxy Statement.


INVESTMENT MANAGEMENT AGREEMENT

     T. Rowe Price serves as investment manager to the Funds pursuant to their respective Investment Management Agreements (each the "Management Agreement" and collectively the "Management Agreements"). The date of each Fund's Management Agreement and the date it was approved by the respective Fund's shareholders is as follows:

                            Date of            Shareholder
                          Management            Approval
     Fund                  Agreement              Date
   ________               __________           ___________

Adjustable Rate          July 1, 1992         June 11, 1992
High Yield               July 1, 1987         June 10, 1987
New Income               July 1, 1987         June 10, 1987
Prime Reserve            July 1, 1987         June 9, 1987
Short-Term Bond          July 1, 1991         June 13, 1991

By their terms, the Management Agreements will, continue in effect from year to year as long as they are approved annually by each Fund's Board of Directors, (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Management Agreements must be approved by a majority of each Fund's independent directors. On March 1, 1994, the directors of each Fund, including all of the independent directors, voted to extend the Management Agreements for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. Each Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

     Under each Management Agreement, T. Rowe Price provides each
Fund with discretionary investment services.  Specifically, T.
Rowe Price is responsible for supervising and directing the

PAGE 96
investments of each Fund in accordance with the Funds' investment objectives, programs, and restrictions as provided in their prospectuses and Statements of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the Funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Funds with certain corporate administrative services, including: maintaining each Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Funds; maintaining liaison with the agents employed by the Funds, such as each Fund's custodian and transfer agent; assisting the Funds in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Funds without cost to the Fund.

     Each Fund's Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The Management Agreement provides that each Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Funds for any expenses (excluding interest, taxes, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year.

     For its services to each Fund under the Management Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the T.

PAGE 97
Rowe Price Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products. For this purpose, the T. Rowe Price Funds include all Funds managed and sponsored by T. Rowe Price as well as those Funds managed and sponsored by Rowe Price-Fleming International, Inc. Each Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the T. Rowe Price Funds. At February 28, 1994, the Group Fee was 0.34% based on combined T. Rowe Price Funds' assets of approximately $36.1 billion. In addition, each Fund pays a flat Individual Fund Fee based on the net assets of each Fund. The following table lists each Fund's individual fee, combined fee, net assets and management fee paid to T. Rowe Price, at February 28, 1994.

                Individual   Combined       Net        Management
   Fund             Fee         Fee       Assets           Fee
  ______        __________   ________     ______       __________

Adjustable Rate    0.10%       0.44%  $  225,154,000   $   526,000
High Yield         0.30%       0.64%   1,623,770,000    10,554,000
New Income         0.15%       0.49%   1,457,959,000     7,750,000
Prime Reserve      0.05%       0.39%   3,378,976,000    13,617,000
Short-Term Bond    0.10%       0.44%     668,066,000     2,873,000

     The following chart shows the ratio of operating expenses to average net assets of the following Funds for the fiscal years ended February 28, 1994, February 28, 1993 and February 28, 1992.

     Fund               1994           1993            1992
    ______              ____           ____            ____

High Yield              0.85%          0.89%           0.97%
New Income              0.82%          0.84%           0.87%
Prime Reserve           0.74%          0.75%           0.78%
Short-Term Bond         0.74%          0.76%           0.88%

Adjustable Rate Fund

     Effective July 1, 1992, T. Rowe Price agreed to bear any expenses through June 30, 1993 which would cause the Fund's ratio of expenses to average net assets to exceed 0.40%. Effective July 1, 1993, T. Rowe Price agreed to extend the Fund's 0.40% expense limitation for a period of six months through December 31, 1993. Effective January 1, 1994, T. Rowe Price agreed to bear any expenses through May 31, 1996 which would cause the Fund's ratio of expenses to average net assets to exceed 0.70%.

PAGE 98
The 0.70% expense limitation will be phased in beginning with a 0.40% limitation on January 1, 1994; 0.50% on March 1, 1994; 0.60% on September 1, 1994; and 0.70% on March 1, 1995. Expenses paid or assumed under each agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 0.40% (for the first two agreements) and 0.70% (for the third agreement); however, no reimbursement will be made after June 30, 1995 (for the first agreement), December 31, 1995 (for the second agreement), or May 31, 1998 (for the third agreement) or if it would result in the expense ratio exceeding 0.40% (for the first two agreements) and 0.70% (for the third agreement).

     The Fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

     Pursuant to the present expense limitation, $938,000 of management fees were not accrued by the Fund for the year ended
February 28, 1994.


PORTFOLIO TRANSACTIONS

     In the following discussion "the Fund" is intended to refer to each Fund.

Investment or Brokerage Discretion

     Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.
PAGE 99

How Brokers and Dealers are Selected

     Fixed Income Securities

     Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.


     T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The Fund may receive brokerage and research services in connection with such designations in fixed priced underwritings.

     In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions (in which the Fund does not generally engage), at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

How Evaluations are Made of the Overall Reasonableness of
Brokerage Commissions Paid

     On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for

PAGE 100
transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received from Brokers and
Dealers

     T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

     Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To

PAGE 101
the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

     T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers who Furnish Research Services

     With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Internal Allocation Procedures

     T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage or selling concessions business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

PAGE 102
     Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers and dealers, and attempts to allocate a portion of its brokerage and selling concession business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and dealers and make judgments as to the level of business which would recognize such services. In addition, brokers and dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

     T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

     From time to time, orders for clients may be placed through a computerized transaction network.

     The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

     Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing

PAGE 103
orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

     To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions with Related Brokers and Dealers (All Funds except
Adjustable Rate and Prime Reserve Funds)

     As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common

PAGE 104
stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

     The Board of Directors of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming Holdings and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming (Securities) Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holdings and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the 1940 Act, the Board of Directors of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Other

     The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992:

     Fund               1994           1993            1992
    ______              ____           ____            ____

Adjustable Rate     $793,565,000 $ 1,876,498,000 $   427,475,000
High Yield                        16,168,606,000   6,702,967,000
New Income         20,265,475,000 15,193,999,000   6,648,064,000
Prime Reserve                     36,478,989,000  29,975,769,000
Short-Term Bond     4,266,837,000  5,805,958,000   5,534,535,000

     The entire amount for each of these years represented principal transactions as to which the Adjustable Rate and Prime Reserve Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992. With respect to the High Yield, New Income and Short-Term Bond Funds, the following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses

PAGE 105
realized by the respective broker-dealers for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992:

     Fund               1994           1993            1992
    ______              ____           ____            ____

High Yield                       $15,737,460,000  $6,682,140,000
New Income         20,206,382,000 15,189,019,000   6,518,595,000
Short-Term Bond           0                    0   5,034,535,000

     The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 28, 1994, February 28, 1993, and February 29, 1992:

     Fund               1994           1993            1992
    ______              ____           ____            ____

High Yield                          $431,147,000    $ 20,827,000
New Income           59,093,000        4,980,000     129,469,000
Short-Term Bond           0                    0       5,000,000

     The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992:

     Fund               1994           1993            1992
    ______              ____           ____            ____

High Yield                            $3,661,000      $1,201,000
New Income             169,000            20,000         402,000
Short-Term Bond           0                    0          15,000

     The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to
T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds for the fiscal years ended February 28, 1994, February 28, 1993 and February 29, 1992, are shown below:


PAGE 106
     Fund               1994           1993            1992
    ______              ____           ____            ____

Adjustable Rate        100%             94%            100%
High Yield                              70%             59%
New Income              61%             61%             87%
Prime Reserve                           81%             76%
Short-Term Bond         61%             84%             79%

     The portfolio turnover rates for the following Funds for the fiscal years ended February 28, 1994, February 28, 1993 and
February 29, 1992 are as follows:

     Fund               1994           1993            1992
    ______              ____           ____            ____

Adjustable Rate         70.4%         110.8%           98.4%
High Yield             107.0%         104.4%           58.9%
New Income              58.3%          85.8%           49.7%
Short-Term Bond         90.8%          68.4%          380.7%


OTHER BUSINESS

     The management of each Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


GENERAL INFORMATION

     The number of outstanding shares, the number of shares registered to the T. Rowe Price Trust Company, and the percentage of those shares registered to the T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans for each Fund are shown below.


PAGE 107
                                         Shares          Percent
                                       Registered     Representing
                         Shares     to T. Rowe Price   Outstanding
   Fund                Outstanding    Trust Company      Shares
  ______               ___________    ____________    ____________

Adjustable Rate         47,373,000       9,208,060        19.4
High Yield             177,392,000      48,150,870        23.7
New Income             159,860,000      45,312,965        28.2
Prime Reserve        3,384,443,000     905,131,023        26.7
Short-Term Bond        133,552,000      34,413,959        25.8

The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.

     At February 28, 1994, approximately 5,250,340, 651,425, and 11,238,984 shares of the outstanding stock of the High Yield, New Income and Prime Reserve Funds, respectively, representing approximately 3.0%, 0.41% and 0.33%, respectively, were owned by various counsel clients of T. Rowe Price, as to which T. Rowe Price has discretionary authority. Accordingly such shares are deemed to be owned beneficially by T. Rowe Price only for the limited purposes as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934. T. Rowe Price disclaims actual beneficial ownership of such shares. In addition, as of February 28, 1994, a wholly-owned subsidiary of T. Rowe Price owned directly 230,088, 130,781, 18,222, 106,319 and 4,284,314 shares of the outstanding stock of the Adjustable Rate, High Yield, New Income, Prime Reserve and Short-Term Bond Funds, respectively, representing approximately 0.49%, 0.07%, 0.01%, .003% and 3.21%, respectively. As of February 28, 1994, T. Rowe Price owned 712,713 shares of the outstanding stock of the Prime Reserve Fund representing approximately 0.02%. In addition as of February 28, 1994, Yachtcrew & Co., FBO Spectrum Income Account, State Street Bank and Trust Co., 1776 Heritage Drive-4W, North Quincy, MA 02171-2101 owned beneficially 14,753,293, 12,227,925 and
7,444,297 shares of the High Yield, New Income and Short-Term Bond Funds, respectively, representing approximately 8.3%, 7.6% and 5.6%, respectively.

     The following chart indicates the number of shares beneficially owned, directly or indirectly, by the officers and directors of each Fund, and the percentage this ownership represents of each Fund's outstanding shares.


PAGE 108
                                 Shares
                              Beneficially        % Ownership of
                             Owned Directly         Outstanding
   Fund                      or Indirectly            Shares
  ______                     ______________       ______________

Adjustable Rate
High Yield
New Income
Prime Reserve
Short-Term Bond

The ownership of the officers and directors reflects their proportionate interests, if any, in ______, ______, ______, ______ and ______ shares of the Adjustable Rate, High Yield, New Income, Prime Reserve, and Short-Term Bond Funds, respectively, which are owned by a wholly-owned subsidiary of T. Rowe Price and their interests in 14,101, 90,158, 48,461, 2,631,168 and 81,056 shares, respectively, owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     A copy of the Annual Report of each Fund for the year ended February 28, 1994, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on April 8, 1994, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.


ANNUAL MEETINGS

     Under Maryland General Corporation Law, any corporation registered under the 1940 Act is not required to hold an annual meeting in any year in which the 1940 Act does not require action by shareholders on the election of directors. The Board of Directors of each Fund has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, each Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise

PAGE 109
determined by the Board of Directors. Each Fund's By-Laws reflect this policy.


SHAREHOLDER PROPOSALS

     If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in June, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to December 26, 1994.


FINANCIAL STATEMENT OF INVESTMENT MANAGER

     The audited consolidated balance sheet of T. Rowe Price which follows is required by the 1940 Act, and should not be confused with, or mistaken for, the financial statements of T. Rowe Price Adjustable Rate U.S. Government Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price New Income Fund, Inc.,
T. Rowe Price Prime Reserve Fund, Inc. and T. Rowe Price Short-Term Bond Fund, Inc., which are set forth in the Annual Report for each Fund.


PAGE 110
                  T. ROWE PRICE ASSOCIATES, INC.
                    CONSOLIDATED BALANCE SHEET
                         DECEMBER 31, 1993
                          (in thousands)


ASSETS
Cash and cash equivalents                                  $ 46,218
Accounts receivable                                          43,102
Investments in sponsored mutual funds
  Short-term bond and money market mutual funds
   held as trading securities                                27,647
  Other funds held as available-for-sale securities          69,423
Partnership and other investments                            19,606
Property and equipment                                       39,828
Goodwill and deferred expenses                                9,773
Other assets                                                  7,803
                                                           ________
                                                           $263,400
                                                           ________
                                                           ________

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Accounts payable and accrued expenses                    $ 15,111
  Accrued retirement and other compensation costs            19,844
  Income taxes payable                                        5,097
  Dividends payable                                           3,784
  Debt                                                       12,915
  Deferred revenues                                           1,548
  Minority interests in consolidated subsidiaries             9,148
                                                           ________
      Total liabilities                                      67,447
                                                           ________

Commitments and contingent liabilities

Stockholders' equity
  Common stock, $.20 par value - authorized 48,000,000
   shares;  issued and outstanding 29,095,039 shares          5,819
  Capital in excess of par value                              1,197
  Unrealized security holding gains                           5,345
  Retained earnings                                         183,592
                                                           ________
      Total stockholders' equity                            195,953
                                                           ________
                                                           $263,400
                                                           ________
                                                           ________

The accompanying notes are an integral part of the consolidated balance sheet.

PAGE 111
                  T. ROWE PRICE ASSOCIATES, INC.
            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


T. Rowe Price Associates, Inc. and its consolidated subsidiaries (the "Company") provide investment advisory and administrative services to sponsored mutual funds and investment products, and to private accounts of other institutional and individual investors.
Basis of preparation
The Company's financial statements are prepared in accordance with generally accepted accounting principles.
Principles of consolidation
The consolidated financial statements include the accounts of all majority owned subsidiaries and, by virtue of the Company's controlling interest, its 50%-owned subsidiary, Rowe Price-Fleming International, Inc. ("RPFI"). All material intercompany accounts are eliminated in consolidation.
Cash equivalents
For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including certain money market mutual funds and all overnight commercial paper investments. The cost of these investments is equivalent to fair value.
Investments in sponsored mutual funds
The Company has historically accounted for its investments in stock and bond mutual funds at the lower of aggregate cost or market. On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to classify these holdings as either trading (held for only a short period of time) or available-for-sale securities. Unrealized holding gains on available-for-sale securities at December 31, 1993 are reported net of income tax effects in a separate component of stockholders' equity.

PAGE 112
                  T. ROWE PRICE ASSOCIATES, INC.
      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


Concentration of credit risk
Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in sponsored money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $54.4 billion at December 31, 1993.


Partnership and other investments
The Company invests in various partnerships and ventures including those sponsored by the Company. These investments which hold equity securities, venture capital investments, debt securities and real estate are stated at cost adjusted for the Company's share of the earnings or losses of the investees subsequent to the date of investment. Because the majority of these entities carry their investments at fair value and include unrealized gains and losses in their reported earnings, the Company's carrying value for these investments approximates fair value.


Property and equipment
Property and equipment is stated at cost net of accumulated depreciation and amortization computed using the straight-line method. Provisions for depreciation and amortization are based on the following estimated useful lives: computer and communications equipment and furniture and other equipment, 3 to 7 years; building, 40 years; leased land, the 50-year lease term; and leasehold improvements, the shorter of their useful lives or the remainder of the lease term.



PAGE 113
                  T. ROWE PRICE ASSOCIATES, INC.
                NOTES TO CONSOLIDATED BALANCE SHEET


NOTE 1 - INVESTMENTS IN SPONSORED MUTUAL FUNDS

Investments in sponsored money market mutual funds, which are classified as cash equivalents in the accompanying consolidated financial statements, aggregate $45,272,000 at December 31, 1993.

The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1993 (in thousands) include:

                                              Gross
                                           unrealized     Aggregate
                                 Aggregate   holding        fair
                                   cost       gains         value
                                 ________   _________     _________

   Stock funds                  $ 34,990     $  7,025    $  42,015
   Bond funds                     26,190        1,218       27,408
                                ________      _______    _________
     Total                      $ 61,180     $  8,243    $  69,423
                                ________     _______     _________
                                ________      _______    _________

The Company provides investment advisory and administrative services to the T. Rowe Price family of mutual funds which had aggregate assets under management at December 31, 1993 of $34.7 billion. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' boards of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Services rendered to the funds accounted for 71% of 1993 revenues.

Accounts receivable from the sponsored mutual funds aggregated
$21,741,000 at December 31, 1993.



PAGE 114
NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1993 (in thousands) consists of:

Computer and communications equipment                    $  31,431
Building and leased land                                    19,756
Furniture and other equipment                               13,889
Leasehold improvements                                       4,691
                                                         _________
                                                            69,767
Accumulated depreciation and amortization                 (29,939)
                                                         _________
                                                         $  39,828
                                                         _________
                                                         _________

NOTE 3 - GOODWILL AND DEFERRED EXPENSES

On September 2, 1992, the Company acquired an investment management subsidiary of USF&G Corporation and combined six USF&G mutual funds with aggregate net assets of $.5 billion into the T. Rowe Price family of funds. The total transaction cost which has been recognized using the purchase method of accounting was approximately $11,024,000, including goodwill of $8,139,000 which is being amortized over 11 years using the straight-line method. Prepaid non-compete and transition services agreements totaling $2,500,000 are being amortized over their three-year life. Accumulated amortization at December 31, 1993 aggregates $2,216,000.

Goodwill of $1,980,000 from an earlier corporate acquisition is being amortized over 40 years using the straight-line method.
Accumulated amortization was $1,039,000 at December 31, 1993.


NOTE 4 - DEBT

In June 1991, the Company completed the long-term financing arrangements for its administrative services facility. Terms of the $13,500,000 secured promissory note with Confederation Life Insurance Company include an interest rate of 9.77%, monthly principal and interest payments totaling $128,000 for 10 years, and a final principal payment of $9,845,000 in 2001. A prepayment option is available under the terms of the note; however, the payment of a substantial premium would have been required to retire the debt at December 31, 1993. Related debt issuance costs of $436,000 are included in deferred expenses and are being amortized over the life of the loan to produce an effective annual interest rate of 10.14%.

PAGE 115
                  T. ROWE PRICE ASSOCIATES, INC.
          NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


The outstanding principal balance for this note was $12,904,000 at December 31, 1993. A fair value of $16,030,000 was estimated based on the cost of risk-free assets that could be acquired to extinguish the obligation at December 31, 1993.

A maximum of $20,000,000 is available to the Company under unused bank lines of credit at December 31, 1993.


NOTE 5 - INCOME TAXES

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method prescribed by SFAS No.
109, "Accounting for Income Taxes."

The net deferred tax liability of $2,596,000 included in income taxes payable at December 31, 1993 consists of total deferred tax liabilities of $5,609,000 and total deferred tax assets of $3,013,000. Deferred tax liabilities include $2,898,000 arising from unrealized holding gains on available-for-sale securities, $1,353,000 arising from unrealized capital gains allocated from the Company's partnership investments, and $677,000 from differences in the recognition of depreciation expense. Deferred tax assets include $1,100,000 from differences in the recognition of the costs of the defined benefit retirement plan and postretirement benefits.


NOTE 6 - COMMON STOCK AND EMPLOYEE STOCK INCENTIVE PLANS

Shares Authorized

At December 31, 1993, the Company had reserved 8,151,315 shares of its unissued common stock for issuance upon the exercise of stock options and 420,000 shares for issuance under an employee stock purchase plan.

Share Repurchases

The Company's board of directors has authorized the future repurchase of up to 1,432,000 common shares at December 31, 1993.

PAGE 116
                  T. ROWE PRICE ASSOCIATES, INC.
          NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Executive Stock

At December 31, 1993, there were outstanding 1,226,540 shares of common stock ("Executive Stock") which were sold to certain officers of the Company in 1982 at a discount. These shares are subject to restrictions which require payment of the discount of $.32 per share to the Company at the earlier of the sale of such stock or termination of employment.

Stock Incentive Plans

The following table summarizes the status of noncompensatory stock options granted at market value to certain officers and directors of the Company.

                                                   Options
       Unexer-              Options    Unexer-      Exer-
        cised     Options   Granted     cised      cisable
       Options     Exer-  (Canceled)  Options        at
Year  at Decem-    cised    During     Decem-      Decem-    Exer-
 of    ber 31,    During    ber 31,    ber 31,     ber 31,   cise
Grant   1992       1993      1993       1993        1993     Price
____  ________   ________  ________   ________    ________  ______
1983-4  53,000   (30,600)        --     22,400      22,400   $.67 &
                                                               $.75
1987   309,410   (68,064)        --    241,346     241,346  $5.38 &
                                                              $9.38
1988   359,000   (66,586)        --    292,414     292,414    $7.94
1989   632,280   (46,288)    (5,600)   580,392     312,404   $11.38
1990   681,500   (83,387)   (11,800)   586,313     141,313  $7.19 &
                                                              $8.50
1991   811,450   (37,000)   (14,000)   760,450     283,450   $17.00
1992   926,000   (11,600)   (27,400)   887,000     168,600   $18.75
1993        --         -- 1,154,000  1,154,000          --   $28.13
     _________  ________  _________  _________   _________
     3,772,640  (343,525) 1,095,200  4,524,315   1,461,927
     _________  ________  _________  _________   _________
     _________  ________  _________  _________   _________

The right to exercise stock options generally vests over the five-year period following the grant. After the tenth year following the grant, the right to exercise the related stock options lapses and the options are canceled.



PAGE 117
                  T. ROWE PRICE ASSOCIATES, INC.
          NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


NOTE 7 - EMPLOYEE RETIREMENT PLANS

The Company sponsors two defined contribution retirement plans:
a profit-sharing plan based on participant compensation and a 401(k) plan.

The Company also has a defined benefit plan covering those employees whose annual base salaries do not exceed a specified salary limit. Participant benefits are based on the final month's base pay and years of service subsequent to January 1, 1987. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. The following table sets forth the plan's funded status and the amounts recognized in the Company's consolidated balance sheet (in thousands) at December 31, 1993.

Actuarial present value of
   Accumulated benefit obligation for service rendered
      Vested                                                $  780
      Non-vested                                             1,362
                                                            ______
      Total                                                  2,142
   Obligation attributable to estimated future compensation
increases                                                    2,594
                                                            ______
   Projected benefit obligation                              4,736
Plan assets held in sponsored mutual funds, at fair value    2,594
                                                            ______
Projected benefit obligation in excess of plan assets        2,142
Unrecognized loss from decreases in discount rate              407
                                                            ______
Accrued retirement costs                                    $1,735
                                                            ______
                                                            ______

Discount rate used in determining actuarial present
   values                                                    6.40%
                                                            ______
                                                            ______


NOTE 8 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a minority partner in the joint venture which owns the land and building in which the Company leases its corporate offices. Future minimum rental payments under the Company's lease agreement are $3,110,000 in 1994 and 1995, $3,220,000 in

PAGE 118
                  T. ROWE PRICE ASSOCIATES, INC.
          NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


1996, $3,769,000 in 1997 and 1998, and $33,755,000 in 1999
through 2006. Other assets at December 31, 1992 includes a receivable from the venture of $3,485,000 for leasehold improvements made by the Company and reimbursed by the venture in 1993.

The Company leases office facilities and equipment under other noncancelable operating leases. Future minimum rental payments under these leases aggregate $4,621,000 in 1994, $4,123,000 in 1995, $1,776,000 in 1996, $1,259,000 in 1997, $696,000 in 1998,
and $4,806,000 in later years.

At December 31, 1993, the Company had outstanding commitments to invest an additional $6,757,000 in various investment partnerships and ventures.

The Company has contingent obligations at December 31, 1993 under a $500,000 direct pay letter of credit expiring not later than 1999 and a $780,000 standby letter of credit which is renewable annually.

Consolidated stockholders' equity at December 31, 1993 includes
$32,635,000 which is restricted as to use under various regulations and agreements to which the Company and its subsidiaries are subject in the ordinary course of business.

From time to time, the Company is a party to various employment-related claims, including claims of discrimination, before federal, state and local administrative agencies and courts. The Company vigorously defends itself against these claims. In the opinion of management, after consultation with counsel, it is unlikely that any adverse determination in one or more pending employment-related claims would have a material adverse effect on the Company's financial position.


PAGE 119
                 REPORT OF INDEPENDENT ACCOUNTANTS
                 _________________________________


To the Stockholders and Board of Directors of T. Rowe Price Associates, Inc.

In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of T. Rowe Price Associates, Inc. and its subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE

Baltimore, Maryland
January 25, 1994


[/TEXT]
[/DOCUMENT]

</DOCUMENT


PAGE 4
T. ROWE PRICE (LOGO)                              PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                           MEETING: 10:30 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints George J. Collins and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, June 8, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 22, 1994, receipt of which is hereby acknowledged.

                              Please sign exactly as name
                              appears.  Only authorized officers
                              should sign for corporations.  For
                              information as to the voting of
                              stock registered in more than one
                              name, see page 3 of the Notice of
                              Annual Meeting and Proxy Statement.

                              Dated: __________________, 1994
                              ___________________________________
                              ___________________________________
                                           Signature(s)
                                         CUSIP#77957P105/fund#055
                             (Front)

PAGE 5
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE JUNE 8, 1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of    FOR all nominees  / /WITHHOLD AUTHORITY / /1.
   directors.     listed below (except  to vote for all
                  as marked to the      nominees listed below
                  contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Robert P. Black   Calvin W. Burnett   George J. Collins
Anthony W. Deering   F. Pierce Linaweaver   James S. Riepe
John G. Schreiber   Anne Marie Whittemore

2. Approve changes to the Fund's fundamental policies.
                  FOR each policy /  /  ABSTAIN /  / 2.
                  listed below (except as
                  marked to the contrary)

If you do NOT wish to approve a policy change, please check the appropriate box below:

/ / (A) Borrowing                 / / (F) Industry Concentration
/ / (B) Lending                   / / (G) Pledging Assets
/ / (C) Purchasing on Margin      / / (H) Commodities & Futures
/ / (D) Real Estate               / / (I) Equity Securities
/ / (E) Senior Securities

3.  Ratify the selection of Price Waterhouse as independent
    accountants.   FOR / /     AGAINST / /       ABSTAIN / / 3.


PAGE 6
I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                         CUSIP#77957P105/fund#055
                             (BACK)